1933 Act File No.  333-______

1940 Act File No.  811-______

U.S.  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form N-2

(Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]  Pre-Effective Amendment No.  ___

[ ]  Post-Effective Amendment No.  ___

and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ]  Amendment No.  _

PERTUITY FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

2 Gateway Center, 603 Stanwix Street; Suite 300, Pittsburgh PA 15222

(Address of Principal Executive Offices)

(800) ______________

(Registrant's Telephone Number, including Area Code)

[OFFICER]

[ADDRESS]

[ADDRESS]

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Matthew S.  Hardin, Esquire

7011 Crider Road, Suite 102, Mars, PA 16046

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

[ ]

It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Offering Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Price per Unit(1)
Common Stock	30,000,000 Shares	$10.00	$300,000,000

Amount of Registration Fee  $ 11,790

1) Estimated solely for the purpose of calculating the registration fee.

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS

DATED _______________________, 2008
SUBJECT TO COMPLETION

PERTUITY FUNDS

Pertuity Fund I:

Pertuity Fund II:

Pertuity Fund III:

30,000,000 Shares

$10.00 Per Share

---------------------

Investment Objective.   The Pertuity Fund I, Pertuity Fund II, and Pertuity Fund III (each a “Fund” and collectively, the “Funds”) are portfolios of the Pertuity Funds (the “Trust”), a newly organized, diversified, closed-end management investment company, established as a statutory Delaware trust.

Each Fund shares the same investment objective.   The primary investment objective of the Pertuity Fund I, II and III is to seek a high level of current income.  There can be no assurance that each Fund’s investment objective will be achieved.

Investment Portfolios.   The Funds will attempt to achieve their investment objective by pursing the following investment strategies:

Each Fund shares the same investment strategy.   The Funds’ will seek to achieve their investment objective by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Funds’ investment adviser (“Adviser”) believes offer attractive yield.  Each Fund may invest up to 100% of its assets in below-investment grade debt securities or notes backed by consumer receivables.  This debt, including notes, is considered speculative with respect to an issuer’s capacity to pay interest and repay principal.

Pertuity Fund I	Per Share	Total
Public offering price	$10.00	$10.00
Sales load	None	None
Estimated offering expenses	$	$
Proceeds to the Fund	$	$

Pertuity Fund II	Per Share	Total
Public offering price	$10.00	$10.00
Sales load	None	None
Estimated offering expenses	$	$
Proceeds to the Fund	$	$

Pertuity Fund III	Per Share	Total
Public offering price	$10.00	$10.00
Sales load	None	None
Estimated offering expenses	$	$
Proceeds to the Fund	$	$

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

You should read this Prospectus, which contains important information about the Funds, before deciding whether to invest and retain it for future reference.  A Statement of Additional Information, dated _______, 2008, containing additional information about the Funds, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus.  You may request a free copy of the Statement of Additional Information, the table of contents of which is on the last page of this Prospectus, the annual and semi-annual reports as they become available, by calling 1-877-_______ or by writing to the Funds, or obtain a copy (and other information regarding the Funds) from the SEC's web site (www.sec.gov).

The Funds’ Shares are not deposits or obligation of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S.  government, the Federal Reserve Board or any other government agency.

 THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

 TABLE OF CONTENTS

PROSPECTUS SUMMARY
Overview
Marketplace Participants
Custodian
Collection Agencies
Credit Scoring and Identity Verification
The Securities
The Notes
Periodic Repurchase Offers
Portfolio Transactions
The Servicing of Notes
Amendment of Fees
Corporate Information
SUMMARY OF FUND EXPENSES
MAIN RISKS OF INVESTING IN THE FUNDS
Investment and Market Risk
Borrower Credit Risk
Prepayment Risk
Below-Investment-Grade Risk
Interest Rate Risk
Illiquid Securities Risk
Leverage Risk
Fraud Risk
Collection Risk
Over-Extension/Bankruptcy Risk
Limited Operating History Risk
State Law/Regulatory Risk
Death of Borrower Risk
No Repurchase Obligation Risk
Intellectual Property Protection Risk
Service Provider Risk
Technology Risk
Disaster Recovery/Business Continuity Risk
VALUATION
ORGANIZATION AND MANAGEMENT
General
Management of the Trust
Custodian, Fund Accounting and Transfer Agent
OPERATION OF THE MARKETPLACE
Overview
Marketplace Participants
Registration of the Marketplace
Verification of Participant Information
Loan Funding
Depositary
Servicing
PURCHASES AND REDEMPTION OF SHARES
How to Buy Shares
Minimum Investment
Periodic Repurchase Offers
Repurchase Procedure
Repurchase Amounts
NET ASSET VALUE
Notices to Shareholders
Repurchase Price
Suspension or Postponement of Repurchase Offer
Liquidity Requirements
DIVIDENDS AND DISTRIBUTIONS
ORGANIZATION AND DESCRIPTION OF FUND SHARES
Dividends, Voting and Liquidation Rights
Anti-Takeover Provisions in the Declaration of Trust
The Notes
Borrower Finance Charges and Fees
Borrower Credit Quality
Borrower Default and Collection
Borrower Bankruptcy
Regulatory Matters – Licensing and Consumer Protection Laws
Material Agreements – Marketplace Participants
Material Agreements – The Notes
Repurchase of the Notes by Pertuity
FEDERAL TAX MATTERS
Information Reporting and Backup Withholding
LEGAL OPINIONS
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

You should rely only on the information contained in this Prospectus or to which we have referred you.  We have not authorized anyone to provide you with information that is different.  This Prospectus may only be used where it is legal to offer these securities.  The information in this Prospectus may only be accurate on the date of this document.

PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this Prospectus.  Because this is only a summary, it does not contain all of the information you should consider before making an investment decision.  To understand the terms of the Investor Participant Rights and the Notes (collectively referred to in this Prospectus as the “Securities”), you should carefully read the entire Prospectus.  Investing in the Securities involves significant risks.  Please carefully read all of the risks set forth under the heading “Principal Risks” beginning on page __  before making an investment decision.  References in this Prospectus to “Pertuity,” “we,” “us” and “our” refer to Pertuity, Inc.

Overview

Pertuity, Inc., or Pertuity, provides an online consumer credit Marketplace connecting individuals who wish to borrow money, or “Borrowers,” with individuals or institutions who wish to commit an amount to purchase shares of the Funds, referred to on the Marketplace as “Investors”.   The Funds in turn invest in loans extended to Borrowers.   Investors who register on the Marketplace do not lend money directly to Borrowers, but instead purchase shares of the Funds.   The Funds purchase Notes from Pertuity representing a loan originally made by Pertuity to a Borrower.

Pertuity allows borrowers to come to its website and apply for small to mid-sized consumer loans ($1,000 - $25,000) that are fixed price and fixed term.  Pertuity will take each Borrower through a rigorous credit underwriting process to determine risk and price the loan appropriately.  The underwriting and credit policies will leverage credit bureau models as well as proprietary credit decision rules to determine a Borrower’s FICO score, debt to income ratio, employment history, total assets and liabilities etc.  This information will then be utilized to determine a “credit score” that ultimately determines the loan pricing as well as the broader risk category that the Borrower falls into.

Investors access the Marketplace and register to purchase Shares at the prevailing net asset value (NAV) of the Funds.    The minimum amount of investment is $500.   The Investor will chose from Pertuity Fund I, II, or III, which is defined by the credit and group characteristics of the Borrowers they are willing to finance.

•

Pertuity Fund I will be primarily invested in notes from Borrowers having a credit score ranging from 760 and above.

•

Pertuity Fund II will be primarily invested in notes from Borrowers having a credit score ranging from 720 to 759.

•

Pertuity Fund III will be primarily invested in notes from Borrowers having a credit score ranging from 650 to 719.

By making an investment in the Funds, an Investor is committing to purchase a share in the Fund which will purchase from Pertuity, a diversified portfolio of Notes, representing a loan made by Pertuity to the Borrower, totaling the Borrower’s requested loan amount.  Once all the relevant Borrower information is verified by Pertuity, the Borrower receives a one to three year, unsecured, fully-amortizing loan, or a “Loan,” from Pertuity.

A Loan may be represented by one or more Notes each of which is sold to a Fund.  Pertuity will receive an origination fee of 0.5% to 2.0% of the amount of the Loan (depending on the Borrower’s credit grade), subject to a minimum fee of $25, payable from the Borrower’s Loan proceeds at the time of funding of the Loan.  Borrowers may prepay their Loans at any time without penalty.   Pertuity will also receive administrative servicing fees at an annual rate of 0.5% - 2.0% of the outstanding principal balance of the Notes, which it deducts from each Fund’s share of Loan payments by the Borrower.    Pertuity may voluntarily choose to reimburse or waive any portion of its administrative servicing fee.  Investors may redeem their shares quarterly – for more detailed information see the section entitled “Purchases and Redemption of Shares” in this Prospectus.

The Notes are non-transferable except by assignment to a collection agency upon default.

Marketplace Participants

Pertuity.    Pertuity is an independent lender that operates an online credit Marketplace for the registration of Borrowers, Investors, and the servicing and collection of principal of and interest and other charges on the Notes, among other services.

Borrowers.    Borrowers are individuals (i.e., natural persons) who wish to obtain a Loan.   Borrowers must be U.S. residents and must reside in a state where Pertuity is licensed as a direct lender or otherwise authorized or permitted to make Loans.

Investors.    Investors are individuals or corporations, partnerships, limited liability companies or other entities (referred to in this Prospectus as “institutions”) who invest in the Funds.  Funds will purchase and take assignment of Notes, executed by the Borrowers and initially made payable to Pertuity.   All of the Loans are made by Pertuity to the Borrower and funded by the proceeds from the investors deploying capital via the three funds.   The term “Investor” means a Shareholder of the Fund(s).

Custodian

When purchasing Shares, an Investor transfers funds electronically, in an amount at least sufficient to cover the minimum required investment, into the Investor’s account established by the Distributor and maintained at a qualified custodian (“Custodian”), for the benefit of the Investor.  Borrower payments are also deposited into a master servicing account held at the Custodian.   Pertuity maintains records of Loan payments, distributions, repayments, delinquencies and defaults.  Investors may redeem amounts from the Fund(s) only at specified times each quarter.  No funds are ever commingled with Pertuity’s own funds.  Once a Loan has been funded by Pertuity and Loan proceeds have been disbursed to the Borrower, and the Note or Notes have been sold to a Fund, the servicing of the Loans is accomplished by Pertuity through a master servicing account.

Collection Agencies

If a Borrower becomes delinquent on his or her obligations on a Note, Pertuity uses a collection agency to attempt to recover unpaid balances.  The Fund(s) will pay that agency’s fees out of any amounts collected.  The collection agency’s fees are a pre-negotiated percentage of any amounts collected by the agency, and the collection agency’s fee is deducted from delinquent payments collected by the agency.  Collection fees start at ___% of the amount recovered, and decrease as the delinquency persists.  Additionally, these fees are subject to a ___% increase if the collection agency recovers the entire delinquent amount.  If no amount is collected, the Fund(s) do not pay collection fees.

As of the date of this Prospectus, Pertuity has contracted with ________ and ________ to provide collection services.  ________ is a diversified outsource provider in the accounts receivable industry, headquartered in ________.  ________ is a global provider of collections and outsourcing solutions, headquartered in ________, with U.S.-based collection agents trained to handle calls for early and late stage collections.

Credit Scoring and Identity Verification

Pertuity lends based on the Borrower’s credit score.   Pertuity uses Experian credit scores, but may from time to time change the type or source of the credit scores it uses to determine credit grades.  Experian is one of the leading credit reporting agencies in the United States.  The Experian model is proprietary to Experian and is built for predicting risk on new accounts for all types of traditional consumer credit products.  Experian databases hold information about the credit status of more than 300 million consumers and about 30 million businesses around the world.  Experian collects this information from publicly available sources and from lending organizations.  A credit score is a number that attempts to forecast the likelihood of a prospective borrower’s performance of its obligations with respect to extensions of credit.  Scoring algorithms analyze historical data, such as a prospective borrower’s past credit history and payment records, and assign a numerical score to the prospective borrower.  A higher number is indicative of greater likelihood that the prospective borrower will pay his or her credit obligations.

 When a Borrower registers on the Marketplace, Pertuity obtains his or her Social Security number, state driver’s license number and bank account information to verify the Borrower’s identity against data from credit reporting agencies and other identity and anti-fraud verification databases.  This information is also used to pull a credit report and risk rate the customer for purposes of loan pricing.

The Securities

The Securities to which this Prospectus relates are Shares in the Fund(s) which invest in the Notes.  The Funds each have a contract with  Pertuity to provide various administrative, clerical, recordkeeping, identity verification, payment processing, collection and other services, with respect to the Notes, as described in this Prospectus and as set forth in each Investor Agreement.  The Notes are promissory notes representing 2- to  3- year, unsecured, fully-amortizing credit obligations of individual Borrowers.  Pertuity has no obligation for payment of principal of or interest or other charges on the Notes.

Portfolio Turnover

Each Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause a Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

Temporary Defensive Investments

Each Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

Investing in Securities of other Investment Companies

Each Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Funds in connection with any such investment.  However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.  The Funds may invest in money market securities directly.

The Notes

General

The Notes represent unsecured fully-amortizing credit obligations of individual Borrowers.   Each Note has a term of 2- to 3- years and may be prepaid by the Borrower at any time without penalty.   Loans are currently available in amounts ranging from $1,000 to $25,000.  Interest rates, terms and principal amounts vary among the Notes, but each of the Notes representing a single Loan to an individual Borrower have the same interest rate and term.   Each Loan is evidenced by separate Notes made payable to Pertuity and each Note is sold and assigned by Pertuity to each respective  fund without recourse to Pertuity.

Periodic Repurchase Offers.   The Funds have adopted a non-fundamental policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at NAV (“Repurchase Offers”).  Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of March, June, September and December.  It is anticipated that normally the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange (the “NYSE”) on such date.  The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.  Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date.  The end of the seven days is referred to as the “Repurchase Payment Deadline.” See the section entitled “Periodic Repurchase Offers” in this Prospectus.

Portfolio Transactions.   To the extent permitted by law and in accordance with the procedures established by the Funds’ Board of Trustees (“Board”), a Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser or of the Fund, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or a Fund.

No Recourse to Pertuity

The Notes represent unsecured credit obligations of individual Borrowers, without any right of recourse to Pertuity.  None of Pertuity, any depository institution, or any collection agency has any obligation for payment of principal of or interest or other charges on the Notes.  The Notes are not guaranteed or issued by any governmental agency or any other third party.

Pertuity is not obligated to repurchase any Note except in limited circumstances, such as material default under a Note resulting from verifiable theft of a Borrower’s identity, or in the event a Loan at origination fails to comply in material respects with applicable federal and state law.  Additionally, the Investor Agreement provides that, in the event of a material breach of Pertuity’s representations and warranties regarding any Loan, Pertuity must cure the defect, repurchase the Note, or indemnify and hold the Investor harmless against losses resulting from the defect in the Note.  If Pertuity repurchases a Note in such circumstances, the outstanding principal balance will be credited back to the appropriate fund.

Interest Rates on the Notes

Interest rates vary among the Notes, but each of the Notes representing a single Loan to an individual Borrower has the same interest rate.  Interest rates will be determined by Pertuity and based on a credit grade determined through a rigorous underwriting process.

Interest on the Notes accrues daily, on the basis of a 365-day year, based on the then current outstanding principal amount of the Loan.   Interest rates may be limited by state consumer lending laws, some of which specify maximum interest rates at which money can be loaned to borrowers in that state.   State interest rate limitations on the Marketplace are determined by reference to the laws of the Borrower’s state of residence.

Payments

Each Borrower is required to make monthly payments of principal of and interest on the Notes representing his or her Loan for the term of the Notes, unless he or she decides to prepay the Loan.

The Notes are payable in equal monthly installments throughout the term of the Note, consisting of principal and interest, with the final payment consisting of the then remaining principal, unpaid accrued interest and any other accrued but unpaid charges due on the Note.   Although the monthly payment will stay constant for the term of each Note, the monthly principal and interest breakdown vary from month-to-month, with the principal portion of each payment increasing and the interest portion of each payment decreasing over the term of the Note.   Because interest accrues on a simple interest basis, if payments are made before or after the scheduled payment due date, the final monthly payment amount may be less than or greater than the regular monthly payment amount, and early payments and prepayments may reduce the number of remaining payments on the Note.

Borrowers can choose one of two payment methods:

•

Electronic Funds Transfer: Under this method, monthly payments are made electronically on an Automated Clearing House (ACH) banking network by preauthorized withdrawals from the Borrower’s designated payment account.

•

Bank draft: Borrowers who choose the bank draft method of payment authorize Pertuity to write a check on a monthly basis on their behalf to cover their payment each month.

The interest rates charged assume that a Borrower will choose the ACH method of transfer, and reflect a 1.0% reduction in the interest rate as an incentive to select this method of payment because payments made by ACH transfer are less costly for Pertuity to administer.   Borrowers who choose not to make payments by ACH transfer will not receive this discount.   The amount of the 1.0% discount foregone by Borrowers who do not choose the ACH method of transfer will not be paid to Fund(s), but will be retained by Pertuity for processing bank draft payments.

As payments are made, they are applied first to any late charges then due, then to any unpaid fees incurred as a result of failed automated payments or returned checks or bank drafts due to insufficient funds in the Borrower’s payment account (NSF fees), then to interest then due and then to unpaid principal balance.   Pertuity’s administrative servicing fee is deducted from monthly payments as they are received.

Borrowers have the option to pay all or part of the outstanding principal balance in advance of the due date, at any time and without any penalty.   When a Borrower elects to prepay a Note in full, the principal balance along with interest and any fees accrued to the date on which the payment will be initiated (which may be one or more days in the future) will be added together to determine the amount required to pay off the Loan.   If a Borrower makes a partial prepayment, the amount paid in excess of the amount then due is applied to the principal amount outstanding.   Monthly payment amounts will not change but the term of the Loan may shorten as interest will only continue to accrue on the principal amount that remains outstanding.

Default and Collection

The Notes provide for late charges in the event monthly payments are not made when due.   Late charges are assessed on delinquent payments after expiration of a 15-day grace period.   The Notes also provide, to the extent permitted by applicable law, for the Borrower to pay any NSF fees.   Any late charges received are paid to the Investor, and any permissible NSF fees are retained by Pertuity as a servicing expense.

If a Borrower fails to make a monthly payment when due, Pertuity will notify the Borrower of the payment delinquency.   For Borrowers whose payments are made by preauthorized ACH transfer, Pertuity will make two more attempts to complete the automated debit transfer from the Borrower’s payment account.

Under Pertuity’s current policy, if the delinquency is not cured within 30 days after the due date of the delinquent payment, Pertuity will assign the account to the collection agency selected in its sole discretion.

Upon receipt of the account, the collection agency will attempt to collect the delinquent amount.   The collection agency’s percentage fee is a pre-negotiated percentage of any amounts collected by the agency, and the collection agency’s fees are deducted from the Investors’ share of delinquent payments collected by the agency.   Collection fees start at ___% of the amount recovered and decrease as the delinquency persists.   Additionally, these fees are subject to a ___% increase if the collection agency recovers the entire delinquent amount.   The collection agency deposits the net amounts collected into a master servicing account administered by Pertuity primarily for the benefit of the Fund(s).

Except in the case of Borrower bankruptcy, delinquent Notes referred for collection that become more than 120 days past due are offered for sale to an unaffiliated third party debt purchaser in a debt sale and charged off.   Pertuity will report such default to the credit reporting agencies.

Unsecured Obligations

All Notes issued through Pertuity are unsecured credit obligations of individual Borrowers.   This means that there is no collateral supporting any extension of a Loan that may be foreclosed upon in the event of default or in lieu of payment.   The Notes are not guaranteed by any governmental agency or any other third party.   Only the individual Borrower on the Notes has any obligation for payment of principal of or interest or other charges on the Notes.   Pertuity has no obligation for payment of principal of or interest or other charges on the Notes.

If a Borrower files for protection under the federal bankruptcy laws, or becomes the subject of an involuntary bankruptcy petition (or otherwise becomes subject to a bankruptcy proceeding), Pertuity will place the account in bankruptcy status.   No further automated debit transfers or bank drafts for payment of monthly Loan payments will be initiated, and any collection activity on the account will cease.   If the Borrower has excessive debt and insufficient income, the Borrower’s debts will most likely be discharged and extinguished in the bankruptcy without the Borrower making any further payments on the Note.   Notes of Borrowers that are in bankruptcy will not be sold in a debt sale and charged off.

Pertuity Fees

For each Loan generated on the Marketplace, Pertuity will receive an origination fee at the time of disbursement of Loan proceeds in the amount of between 0.5% to 2.0% depending on the Borrower’s credit grade, subject to a $25 minimum origination fee for Loans under $2,500.   This amount is paid by the Borrower out of, or contemporaneously with disbursement of, the proceeds of the Loan.   At the time a Loan is funded, the Borrower receives the Loan proceeds, net of the origination fee.   The amount and method of charging the origination fee is subject to adjustment to the extent required by applicable state law.

Further, Pertuity will charge an annual administrative servicing fee to investors of 0.5% to 2.0%. The administrative servicing fee is deducted from each Fund’s share of a Loan payment by the Borrower.   Pertuity also retains any returned check fees, failed payment or NSF fees or similar fees, except for late payment charges (which are passed on to Investors).

The Servicing of Notes

Pertuity will provide various administrative, clerical, recordkeeping, identity verification, payment processing, collection and other services with respect to the Notes.   The Notes are recorded on Pertuity’s books and the account and repayment performance are reported by Pertuity to the credit reporting agencies.   Borrowers’ payments are made from each Borrower’s payment account into a master servicing account maintained at, and administered by, the Custodian for the benefit of the Funds.  Pertuity maintains electronic records of Loan disbursements and payments and provides monthly account statements in electronic format to Borrowers and the Fund(s).  All collections, less Pertuity’s administrative servicing fee, are delivered via electronic transfer from a master servicing account to the Investor’s funding account.

Amendment of Fees

Pertuity reserves the right in its agreements with Borrowers and Investors to make prospective changes to the fees collected by Pertuity (including the origination and administrative servicing fees), the length of the term of Loans and the minimum and maximum allowable Loan amounts available on the Marketplace, and similar other terms relating to servicing, payment processing, collection and other services provided by Pertuity.  Loan fees and other terms described in this Prospectus are current as of the date of this Prospectus, but are subject to change.  Borrowers will be notified of any material changes to such fees or other terms and Investors will be provided a Prospectus supplement to update the information contained in this Prospectus.

You should consult your own tax advisors regarding the tax consequences to you of the purchase, ownership and disposition of the Notes.

Corporate Information

 The Funds were established in the State of Delaware in January 2, 2008, and their principal executive offices are located at 2 Gateway Center, 603 Stanwix Street, Suite 300, Pittsburgh PA 15222.

SUMMARY OF FUND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Shares of the Funds.

Pertuity I Fund

Shareholder Transaction Expenses

0.00%
Sales Load (as a percentage of offering price)                                                        0.00%

Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees1                                                                                                    __________%
Other expenses2                                                                                                         __________%

                        Total Annual Expenses                                                                             __________%

1  The Adviser has voluntarily agreed to waive its management fees payable by the Fund so that the Fund’s expenses (exclusive of management fees, brokerage commissions, taxes, distribution and service fees, leverage expenses and extraordinary expenses, if any) will not exceed ___% of the average daily net assets of the Fund.. Any such waiver is expected to maintain a class’s overall expense ratio and its overall return to investors.

2  Pertuity will receive administrative servicing fees at an annual rate of 0.5% - 2.0% of the outstanding principal balance of the Notes.

Pertuity II Fund

Shareholder Transaction Expenses

0.00%
Sales Load (as a percentage of offering price)                                                        0.00%
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees1                                                                                                   __________%
Other expenses2                                                                                                         __________%

                            Total Annual Expenses                                                                         __________%

1  The Adviser has voluntarily agreed to waive its management fees payable by the Fund so that the Fund’s expenses (exclusive of management fees, brokerage commissions, taxes, distribution and service fees, leverage expenses and extraordinary expenses, if any) will not exceed ___% of the average daily net assets of the Fund.. Any such waiver is expected to maintain a class’s overall expense ratio and its overall return to investors.

2  Pertuity will receive administrative servicing fees at an annual rate of 0.5% - 2.0% of the outstanding principal balance of the Notes.

Pertuity III Fund

Shareholder Transaction Expenses

0.00%
Sales Load (as a percentage of offering price)                                                        0.00%
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees1                                                                                                   __________%
Other expenses2                                                                                                        __________%

                            Total Annual Expenses                                                                        __________%

1  The Adviser has voluntarily agreed to waive its management fees payable by the Fund so that the Fund’s expenses (exclusive of management fees, brokerage commissions, taxes, distribution and service fees, leverage expenses and extraordinary expenses, if any) will not exceed ___% of the average daily net assets of the Fund.. Any such waiver is expected to maintain a class’s overall expense ratio and its overall return to investors.

2  Pertuity will receive administrative servicing fees at an annual rate of 0.5% - 2.0% of the outstanding principal balance of the Notes.

The following example is intended to help you compare the cost of investing in the Funds with investing in other mutual funds.   The Example assumes that (1) you invest $1,000 in a Fund; (2) your investment has a 5% return each year; (3) operating expenses stay the same; and (4) all income dividends and capital gains distributions are reinvested in additional shares.

	1 Year	3 Years	5 Years	10 Years
Pertuity I Fund	$	$	$	$
Pertuity II Fund	$	$	$	$
Pertuity III Fund	$	$	$	$

MAIN RISKS OF INVESTING IN THE FUNDS

As with any mutual fund, there can be no guarantee that the Funds will achieve their investment objective.   You may lose money by investing in the Funds.   The Funds are subject to the following principal risks.

Investment and Market Risk.  An investment in the Fund(s) is subject to investment risk, including the possible loss of principal.  Shares of the Fund(s) will fluctuate in value and the NAV may be affected by such factors as interest rate changes and the perceived credit quality of the Borrowers issuing the Notes in which the Funds invest.   You should be aware that the Notes offered through Pertuity are risky and speculative investments suitable only for Investors of adequate financial means.  If you cannot afford to lose the entire amount of money you plan to invest, you should not attempt to invest in the Funds.  You should not assume that a specific Fund is an appropriate investment for you because it is offered by Pertuity.

Borrower Credit Risk.  Borrowers under the Notes may default on their obligations to pay principal or interest when due.  This nonpayment would result in a reduction of income to a Fund, a reduction in the value of a Note experiencing nonpayment and, potentially, a decrease in the NAV of the Funds.  Borrowers’ credit scores and the credit grades assigned by Pertuity may differ from the credit scores that other credit reporting services might assign to such Borrowers and Borrower credit scores may not reflect Borrower creditworthiness.  Any credit score or credit grade assigned to a Borrower may not reflect a Borrower’s creditworthiness, and may not reflect information about a Borrower which may have resulted in a credit score or credit grade that would differ considerably from the credit score or credit grade assigned.  Neither Pertuity nor any credit reporting agency is liable for any errors or omissions in credit reporting or credit scores.  Additionally, we currently only retrieve a subsequent credit score for a Borrower after the previous credit score is more than 30 days old.  Therefore, there is a risk that a Borrower may have become delinquent in a payment, defaulted on a debt obligation, taken on more personal debt since the last credit score was retrieved, or sustained other adverse financial events, and the credit grade assigned to the Borrower may not accurately reflect the Borrower’s actual current creditworthiness.   All Notes are unsecured credit obligations of individual Borrowers, which means that there is no guarantee that a Loan will be repaid and there is no collateral upon which the Fund may foreclose in the case of a default.  The Notes represent unsecured credit obligations of individual Borrowers, without any right of recourse to Pertuity.  Neither Pertuity nor any third party has any obligation to pay principal of or interest or other charges on the Notes.  The Notes are not guaranteed or issued by any governmental agency or other third party.  Investments in the Notes are not insured in any way.   The Notes do not contain cross-default or similar provisions.  A cross-default provision provides that a default on certain obligations of a Borrower would constitute a default on other obligations of a Borrower.  Because the Notes do not have cross-default provisions, the Notes will not be placed in default upon a Borrower’s default on any of his or her other obligations, unless independent grounds exist for declaring a default on the Notes.  The Notes do not contain cross-default or similar provisions.  A cross-default provision provides that a default on certain obligations of a Borrower would constitute a default on other obligations of a Borrower.  Because the Notes do not have cross-default provisions, the Notes will not be placed in default upon a Borrower’s default on any of his or her other obligations, unless independent grounds exist for declaring a default on the Notes.

Prepayment Risk.  Borrowers may pay back principal before the scheduled due date, forcing the Funds to reinvest in lower-yielding securities and exposing them to call or prepayment risk.  The Marketplace allows a Borrower to prepay a Loan at any time without penalty.  Borrower prepayments will extinguish or limit the Funds’ ability to receive any additional interest payments upon the Note.   In the event of a prepayment of the entire remaining unpaid principal balance, interest will only accrue to the date on which the payment is made.  If a Borrower prepays a portion of the remaining unpaid principal balance, monthly payment amounts will not change but the term of the Loan may shorten as interest will only continue to accrue on the principal amount that remains outstanding.  If a Borrower prepays his or her Note in full or in part, the Fund(s) will not realize the return expected on the Notes and may not be able to find a similar rate of return on another investment at the time at which the Note is repurchased or prepaid.    Prevailing interest rates may change during the terms of the Notes.  If this occurs, your investment in the Notes may become less valuable in comparison to other investment options.  Borrowers may prepay their Notes due to such changes in interest rates and the Fund(s) may not be able to find sufficient alternative investments to realize the expected return on the Notes.   All of the Notes have a term of 2- to 3- years and bear a fixed, not floating, rate of interest.  If prevailing interest rates increase,  any return on the Notes might be less than the return the Fund(s) could earn on other investments.   While the Fund(s) may still receive a return on its investment in the Notes, if prevailing interest rates exceed the rate of interest payable on the Notes, the payments received during the term of the Notes may not reflect the full opportunity cost to the Fund when taking into account factors such as the time value of money.   If prevailing interest rates on consumer loans decrease, Borrowers may choose to prepay their Notes with money they borrow from other sources or other resources, and the Fund(s) may not realize the return expected on the Notes or be able to find sufficient alternative investments to realize a similar rate of return at the time at which the Note is prepaid.

Below-Investment-Grade Risk.  The Funds may purchase Notes and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality.  Securities of below investment-grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as high-yield debt or “junk bonds.” The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

Interest Rate Risk.  Debt securities, such as the Notes, have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall.  Securities with longer maturities can be more sensitive to interest rate changes.  Interest rate changes have a greater impact on the price of debt securities with longer durations.   Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Illiquid Securities Risk.   Each of the Funds may invest up to 100% of its assets in securities that, at the time of investment, are illiquid.  The Notes are illiquid securities.  Illiquid securities are not readily marketable and may include some restricted securities.  Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Funds or at prices approximating the value at which a Fund is carrying the securities on its books.   The Funds may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities).  The Funds may also invest in restricted securities.  Investments in restricted securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.  Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when a Fund believes it is desirable to do so.  The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that a Fund pays for or recovers upon the sale of such securities.  Illiquid and restricted securities are also more difficult to value and the Adviser’s judgment may each play a greater role in the valuation process.  Investment of a Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities.  The risks associated with illiquid and restricted securities may be particularly acute in situations in which a Fund’s operations require cash and could result in a Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.  In order to dispose of an unregistered security, a Fund, where it has contractual rights to do so, may have to cause such security to be registered.  A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it.  Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities.  In either case, a Fund would bear market risks during that period.

Leverage Risk.  Leverage risk is created when an investment exposes a fund to a level of risk that exceeds the amount invested.   The Funds’ use of leverage carries the possibility of higher volatility of NAV per share, market value per share, and dividends.

Fraud Risk.   Pertuity takes precautions to prevent Borrower fraud, however, it is possible that fraud may occur and adversely affect the Funds’ ability to collect upon the Notes.  We use identity and fraud checks with external databases to authenticate each Borrower’s identity and credit history.  Although we use diligent efforts in this regard, there is a risk that our fraud checks could fail and fraud may occur.  Additionally, Borrowers may misrepresent their intentions for the Loan proceeds or other information that we do not attempt to verify.  While we will repurchase Notes in limited circumstances, such as material default on a Note resulting from verifiable theft of a Borrower’s identity, or in the event a Loan fails to comply at origination in material respects with applicable federal and state law, we are not obligated to repurchase a Note from the Fund(s) due to fraud (other than verifiable identity theft) or due to false or inaccurate statements or omissions of fact whether in credit data, Borrower’s representations, or similar  indicators of Borrower intent and ability to repay the Loan.  If Pertuity repurchases a Note, only the outstanding principal balance will be returned to the Fund.

Collection Risk.  If a delinquency persists on a Note for 30 days, the Loan will be assigned to a third party collection agency.  Third party collection agencies receive a percentage of any recovered funds as a service fee for the recovery of the payments due upon the Notes, and such fee will be paid before the Fund receives any proceeds.  Collection fees start at ___% of the amount recovered and decrease as the delinquency persists.  Additionally, these fees are subject to a ___% increase if the collection agency recovers the entire delinquent amount.   There is a significant risk that the collection agency may not be able to recover the unpaid balance of a Note.  If the designated collection agency is unable to recover the payments due upon a Note and the Note becomes 120 days past due, the Note will be deemed uncollectible and offered for sale at a steep discount to an unaffiliated third-party debt buyer, and a Fund may recover only a small portion of the Note and your investment.  In some cases, Notes cannot be sold at any price, and a Fund will not recover any portion of the Notes.

Over-Extension/Bankruptcy Risk.  The Notes do not limit the ability of Borrowers to incur additional debt after the Notes have been issued, and we cannot assure you that a Borrower’s debt-to-income ratio will remain fixed during the term of the Note.  If a Borrower incurs additional indebtedness, it may adversely affect the ability of the Borrower to meet his or her payment obligations on the Notes and the Borrower’s creditworthiness generally, and could result in the bankruptcy of the Borrower.   The Notes represent unsecured credit obligations of individual Borrowers, and if a Borrower incurs additional secured indebtedness, the Notes will be effectively subordinated to existing and future secured indebtedness to the extent of the value of any assets securing such indebtedness.  In addition, a Borrower may decide to repay his or her obligations under secured indebtedness before his or her obligations under the Notes due to the unsecured nature of the Notes.   The Fund(s) will not be made aware of any additional indebtedness incurred by a Borrower unless and until the Borrower defaults on a Note, if at all.  Borrowers may seek the protection of debtor relief under federal bankruptcy or state insolvency laws, which may result in the loss of the Funds’ investment in the Notes.   If a Borrower is unable to make payments on a Note, he or she may be able to successfully seek judicial intervention based upon a variety of debtor protection laws.  Additionally, there is a risk that existing debtor relief or consumer protection laws could change during the term of the Note, which may impair collection upon default.  If we receive notice that a Borrower has filed for protection under the federal bankruptcy laws, or has become the subject of an involuntary bankruptcy petition, we will put the account into a bankruptcy status.  No further monthly payments will be initiated and any collection activity on the account will cease.  Whether any payment will be made or received on a Note after a bankruptcy petition is filed depends on the Borrower’s particular financial situation.  In most cases involving the bankruptcy of a Borrower, unsecured creditors, such as the Fund(s), will receive only a fraction of any amount outstanding on any Notes, if anything.  Pertuity will forward any amounts received to the Fund(s) on a pro rata basis.  Notes of Borrowers that are in bankruptcy will not be sold in a debt sale and charged off.

Limited Operating History Risk.   The Marketplace is a new innovative concept, and the failure of Borrowers to perform according to the terms of their Notes may impair performance of the Fund(s).   Because the Marketplace is a new concept, we do not have significant historical performance data regarding Borrower performance on the Notes.  Borrowers may not view lending obligations originated on the Marketplace as having the same significance as other credit obligations arising under more traditional circumstances, such as loans from banks or other commercial financial institutions.   If a Borrower neglects his or her payment obligations on a Note or chooses not to repay a Note entirely, the Fund(s) may not be able to recover any portion of the investment in a Note.   As a web-based company, we face increased risks, uncertainties, expenses and difficulties.   As the number of Borrowers, Investors and Loans originated increases, we will need to increase our facilities, personnel and infrastructure in order to accommodate the greater servicing obligations and demands of the business.  The business is dependent upon our website in order to maintain the loan and investment transactions.  We must constantly add new hardware and update our software and website, expand our customer support services, and add new employees to maintain the operations of the Marketplace as well as to satisfy our servicing obligations on the Notes.  If we are unable to increase the capacity of the Marketplace and maintain the necessary infrastructure, the Fund(s) may experience delays in receipt of payments on Notes and periodic downtime of our systems.   We may not realize enough fees from our services to offset the cost of maintaining the Marketplace.  In the event that we should fail to maintain operations, you may experience a delay in realizing your investment or an inability to redeem Shares or Borrowers may default on their Notes.   If we are unable to generate sufficient revenues from the fees we receive from Borrowers and Investors as a result of the Notes originated on the Marketplace and sale of Shares, our ability to maintain operations may be adversely affected.  If we were to fail or become insolvent, there would be no resale market for Notes, and we would attempt to transfer our servicing obligations on the Notes to a third party.   There can be no assurance that such company will be able to adequately perform the servicing of the outstanding Notes or maintain the operation of the Resale Marketplace in such event.  Additionally, transferring these servicing obligations to a third-party may result in delays in the processing and recovery of information with respect to amounts owed on the Notes or, if the Marketplace becomes inoperable, may directly result in many Borrowers defaulting on their Notes.  If a third party servicer is not able to effectively service the Notes, Investors’ ability to collect on the Notes may be substantially impaired.

State Law/Regulatory Risk.   The Marketplace may fail to comply with borrower protection laws such as state usury laws, other interest rate limitations or federal consumer protection laws such as the Truth in Lending Act, the Equal Credit Opportunity Act and the Fair Credit Reporting Act.  Borrowers may make counterclaims against us, any collection agency or you after collection actions have commenced.   Applicable state laws generally regulate interest rates and other charges and require certain disclosures.  In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the Notes.  The Notes are also subject to federal laws, including, without limitation,  the federal Truth-in-Lending Act and Regulation Z promulgated hereunder, which require certain disclosures to the Borrowers regarding the terms of the Notes; the federal Equal Credit Opportunity Act and Regulation B promulgated hereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and the federal Fair Credit Reporting Act, which regulates the use and reporting of information related to each Borrower’s credit history.  We may not always have been and may not always be in compliance with these laws.  Failure to comply with the laws and regulatory requirements applicable to our business may, among other things, limit our, or a collection agencies, ability to collect all or part of the principal of or interest on the Notes and, in addition, could subject us to damages, revocation of required licenses or other authorities, class action lawsuits, administrative enforcement actions, and civil and criminal liability, which may harm our business and ability to maintain the Marketplace and may result in Borrowers rescinding their Loans against either us or the Fund(s).   Pertuity regularly reviews the requirements of these laws and takes measures aimed at ensuring that the Loans originated on the Marketplace meet the requirements of all applicable laws.  For example, Pertuity will not fund Loans if it determines that the interest rate on that Loan would exceed the limit provided for under the law applicable to the Loan.  However, determining compliance with all applicable laws is a complex matter and it is possible that Pertuity’s determination may be inaccurate or incorrect.  Also, changes in law, either due to court decisions, regulatory interpretations or rulings, or new legislation, may adversely affect the collectability of a Loan.   Many states have lending or finance company licensing laws that require a lending license or similar registration for persons who engage in the business of making loans.  Although Pertuity believes in certain cases that the activities of the Funds on the Marketplace do not trigger these state license requirements, this determination on the part of Pertuity is subject to state licensing authorities or courts taking a contrary position.  Pertuity has not obtained rulings on this issue from the relevant authorities in the states where the Borrowers reside.  If a state authority were to determine that the Fund(s) acquiring Loans on the Marketplace must be licensed, this could impair the collectability of Loans and could result in the Fund(s) incurring costs and expense to become licensed and to comply with the requirements of the regulatory authority in order to continue to participate on the Marketplace.   We are subject to extensive federal, state and local regulation, non-compliance with which may expose us to adverse consequences.  Additionally, new laws and regulations could be enacted that could have a negative impact on our ability to service the Notes, provide a resale market for the Notes, or maintain the Marketplace.  We could suffer adverse consequences if we were to fail to comply, even inadvertently, with these laws and regulations.   Pertuity will hold lending licenses or authorizations in most U.S.  states, which also supervise and examine our activities.  If we do not comply with applicable laws, we could lose one or more of our licenses or authorizations, which may have an adverse effect on our ability to continue to perform our servicing obligations or to maintain the Marketplace.  The federal Fair Debt Collection Practices Act and similar state debt collection laws regulate debt collection practices by “debt collectors” and prohibit debt collectors from engaging in certain practices in collecting, and attempting to collect, outstanding consumer loans.  For example, debt collectors are prohibited from contacting debtors at unreasonable times, revealing or discussing the nature of the debt with third parties, making false representations in association with efforts to collect the debt, seeking collection fees or other charges not permitted under contract or by state law, making threats of arrest or legal action without actual intention of action on the threat, and using abusive or profane language in the course of collection on the debt.  While Pertuity obligates its collection agencies to comply with applicable law in their efforts to collect Loans made on the Marketplace, it is possible that improper collection practices may occur which could adversely impact the collectability of particular Notes originated through the Marketplace.     Borrowers may not be able to make payments on the Notes due to being called to active military service.  In such cases, the interest amount on such Notes will be decreased during the length of deployment which may result in a delay or impairment of your ability to collect upon the Notes.

Death of Borrower Risk.   If a Borrower with outstanding obligations under Notes originated on the Marketplace dies while the Notes are outstanding, we will work with the executor of the estate of the Borrower, but there can be no assurance that Pertuity can collect the outstanding balance of such Notes, or any amount of the Funds’ investment in the Notes.

No Repurchase Obligation Risk.  Pertuity is not obligated to repurchase any Notes except in limited circumstances.  If Pertuity is unable to meet its repurchase obligations, the Fund(s) may lose its entire investment in the Notes.   Pertuity is not obligated to repurchase any Note except in limited circumstances, such as material default on a Note resulting from verifiable theft of a Borrower’s identity, or in the event a Loan fails to comply at origination in material respects with applicable federal and state law.  Additionally, the Investor Agreement provides that, in the event of a material breach of Pertuity’s representations and warranties, Pertuity must cure the defect, repurchase the Note, or indemnify and hold the Fund harmless against losses resulting from the defect in the Note.  However, Pertuity is not obligated to repurchase a Note from a Fund if its investment is not realized in whole or in part due to fraud (other than verifiable identity theft), or due to false or inaccurate statements or omissions of fact, whether in credit data, Borrower representations, or similar indications of Borrower intent and ability to repay the Notes.  Even if Pertuity is obligated to repurchase a Note, there can be no assurance that Pertuity will be able to meet its repurchase obligation.  If a Borrower’s payment obligations are not performed on a Note that Pertuity is obligated to repurchase and Pertuity is unable to meet its repurchase obligations with respect to such Note, the Fund(s) you may lose all of its investment in such Note.

Intellectual Property Protection Risk.   We have filed for patent protection for all of our proprietary technology; however, it may be difficult and costly to protect our intellectual property rights, and we may not be able to ensure their protection.   Our ability to maintain the Marketplace and perform our servicing obligations depends, in part, upon our proprietary technology.    We may not protect our proprietary technology effectively, which would allow competitors to duplicate our products and adversely affect our ability to compete with them.  A third party may attempt to reverse engineer or otherwise obtain and use our proprietary technology without our consent.  In addition, the Marketplace may infringe upon claims of third-party patents and we may face intellectual property challenges from such other parties.  We may not be successful in defending against any such challenges or in obtaining licenses to avoid or resolve any intellectual property disputes.  Furthermore, our technology may become obsolete, and there is no guarantee that we will be able to successfully develop, obtain or use new technologies to adapt the Marketplace to compete with person-to-person lending platforms, should they develop.  If we cannot protect the proprietary technology embodied in and used by the Marketplace from intellectual property challenges, or if the Marketplace becomes obsolete, our ability to maintain the Marketplace and our ability to perform our servicing obligations on the Notes could be adversely affected.

Service Provider Risk.   We rely on third-parties to process various components of the investor and borrower transactions.  If we are unable to continue utilizing these services, our business and ability to service the Notes may be adversely affected.   Because we are not a bank, we cannot belong to and directly access the Automated Clearing House (ACH) payment network.  As a result, we will rely on the Custodian and Transfer Agent to process our transactions.  If we cannot continue to obtain such services from these institutions or elsewhere, or if we cannot transition to another processor quickly, our ability to process payments will suffer and our ability to collect on the Notes will be delayed or impaired.

Technology Risk.   Our ability to service the Notes may be adversely affected by computer viruses, physical or electronic break-ins and similar disruptions.   The Marketplace may be vulnerable to computer viruses, physical or electronic break-ins and similar disruptions.  If a “hacker” were able to infiltrate the Marketplace, the operation would be subject to the increased risk of fraud or Borrower identity theft and may experience losses on, or delays in the recoupment of amounts owed on, a fraudulently induced purchase of a Note.  Additionally, if a hacker were able to access our secured files, he or she might be able to gain access to your personal information.  While we have taken steps to prevent such activity from affecting the Marketplace, if we are unable to prevent such activity, the value of your investment in the Notes and our ability to fulfill our servicing obligations and to maintain the Marketplace would be adversely affected.

Disaster Recovery/Business Continuity Risk.   Events beyond our control may damage our ability to maintain adequate records, maintain the Marketplace or perform our servicing obligations.  If such events result in a system failure, our ability to collect on the Notes would be substantially harmed.   If a catastrophic event resulted in a Marketplace outage and physical data loss, our ability to perform our servicing obligations would be materially and adversely affected.  Such events include, but are not limited to: fires, earthquakes, terrorist attacks, natural disasters, computer viruses and telecommunications failures.  We store backup records in an offsite facility located in ________.  If our electronic data storage and backup data storage system are affected by such events, we cannot guarantee that you would be able to recoup your investment in the Notes.

VALUATION

The NAV per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by the Funds’ Board. As a general rule, loans or debt securities will not be valued above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

The Board will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of the Adviser, nationally recognized independent valuation firms and audit committee.

With respect to investments for which market quotations are not readily available, the Board will undertake a multi-step valuation process each quarter, as described below:

•

Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the Adviser responsible for the portfolio investment;

•

Preliminary valuation conclusions will then be documented and discussed with the management of the Adviser;

•

Independent valuation firms engaged by the Board will conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•

The audit committee of the Board will review the preliminary valuation of the Adviser and that of the independent valuation firms and respond and supplement the valuation recommendation of the independent valuation firm to reflect any comments; and

•

The Board will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Adviser, the respective independent valuation firms and the audit committee.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

ORGANIZATION AND MANAGEMENT

General

Pertuity Inc., which operates the Marketplace, was established under the laws of the State of Delaware on December 20, 2006.   The address of Pertuity’s principal executive office is 2 Gateway Center, 603 Stanwix Street, Suite 300, Pittsburgh Pennsylvania 15222.

Pertuity provides a Marketplace through which Investors and borrowers are identified and matched up without the need for a traditional bank entity.  By doing this, Pertuity challenges the need for the savings and lending capability of banks today and essentially eliminates the majority of the cost structure associated with traditional bank branches – typically transferred to the bank customer through high bank fees, low deposit rates and high borrowing rates.

Management of the Trust

The Board is responsible for governing each Fund and overseeing the Adviser of the Trust, ________ .   The Adviser provides investment research and management with respect to all securities, instruments, cash and cash equivalents.   As of _______, the Adviser had assets under management of $______.

The Trust pays the Adviser a percentage of the average daily net assets of each Fund as follows:

[ADVISER FEE SCHEDULE]

The following serve as portfolio managers of the Fund(s).

[PORTFOLIO MANAGER’S BIOS, INCLUDING PAST FIVE YEARS OF INVESTMENT EXPERIENCE]

The Funds’ Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Funds.

Custodian, Fund Accountant and Transfer Agent

The Custodian of the assets of the Funds is, ___________.  The Custodian performs custodial, Fund Accounting, and portfolio accounting services.  ________ will serve as the Funds’ Transfer Agent and Dividend Disbursing Agent.

OPERATION OF THE MARKETPLACE

Overview

Pertuity, Inc., or Pertuity, provides an online consumer credit Marketplace connecting individuals who wish to borrow money, or “Borrowers,” with individuals or institutions who wish to commit an amount to purchase shares of the Funds, referred to on the Marketplace as “Investors”.  The Funds in turn invest in loans extended to Borrowers.   Investors who register on the Marketplace do not lend money directly to Borrowers, but instead purchase shares of the Funds.   The Funds purchase Notes from Pertuity representing a loan originally made by Pertuity to a Borrower.  The Fund may lend directly to the Borrower where permissible under state law.

The Marketplace enables prospective Borrowers (who must be natural persons) to apply for loans directly through Pertuity.  Prospective Borrowers are assigned a “credit grade” by Pertuity based on the Borrower’s credit score that Pertuity obtains from a credit reporting agency.

Investors access the Marketplace and register to purchase Shares at the prevailing NAV of the Funds.    The minimum amount of investment is $500.    The Marketplace will state the maturity date and minimum interest rate to be paid to the Investor over the term of the investment.   The Investor will chose from Pertuity Fund I, II, or III, which is defined by the credit and group characteristics of the Borrowers they are willing to finance.

•

Pertuity Fund I will be primarily invested in notes from Borrowers having a credit score ranging from 760 and above.

•

Pertuity Fund II will be primarily invested in notes from Borrowers having a credit score ranging from 720 to 759.

•

Pertuity Fund III will be primarily invested in notes from Borrowers having a credit score ranging from 650 to 719.

By making an investment in the Funds an Investor is committing to purchase a share in the Fund which will purchase from Pertuity, a diversified portfolio of Notes, representing a loan made by Pertuity to the Borrower, totaling the Borrower’s requested loan amount.  Once all the relevant Borrower information is verified by Pertuity, the Borrower receives a one to three year, unsecured, fully-amortizing loan, or a “Loan,” from Pertuity, or the Fund(s) as the case may be.

A Loan may be represented by one or more Notes each of which is sold to a Fund.  Pertuity currently receives an origination fee of between 0.5% and  2.0% of the amount of the Loan (depending on the Borrower’s credit grade), subject to a minimum fee of $25, payable from the Borrower’s Loan proceeds at the time of funding of the Loan.  Borrowers may prepay their Loans at any time without penalty.  Pertuity also receives administrative servicing fees at an annual rate between  0.5% and 2.0% of the outstanding principal balance of the Notes, which it deducts from each Fund’s share of Loan payments by the Borrower (except that no administrative servicing fees are currently charged with respect to Loans made to Borrowers with a credit grade of AA).   Investors may redeem their shares quarterly – for more detailed information see the section entitled “Purchases and Redemption of Shares” in this Prospectus.

The Marketplace operates a system where neither the Investors nor a Borrower are shown the identity of the other.  The identities of Borrowers, Investors and other Marketplace participants are known only to Pertuity.  The Notes are non-transferable except by assignment to a collection agency upon default.

 Marketplace Participants

Borrowers.  Borrowers are individuals (i.e., natural persons) who wish to obtain a Loan on the Marketplace.  Borrowers must be U.S.  residents, must reside in a state where Pertuity is licensed as a direct lender or otherwise authorized or permitted to make Loans, and must be registered on the Marketplace.   Prospective Borrowers with a credit score of less than 650 and Borrowers with “no credit” (due to limited information or no recent activity on their credit report) are currently not allowed to borrow from Pertuity.  Additionally, Borrowers who obtain a Loan through the Marketplace and have their Loan charged off as a result of the Borrower’s default are not eligible to borrow further from Pertuity.

Investors.  Investors are individuals or institutions who participate on the Marketplace by purchasing Shares of the Fund(s).   The Loans are made by Pertuity and then sold to the Fund(s), making them Note purchasers.   The Investors will obtain an account on the Marketplace through the Distributor ..  They are required to provide their Social Security number or taxpayer identification number and other personal details in order to allow us to verify their identity.  Prior to purchasing Shares, Investors must transfer funds to their account maintained on the Marketplace by the Distributor, in which Investor funds are held and into which amounts due to Investors from Fund(s) due to payments on the Notes are deposited.

Pertuity.  Pertuity operates the Marketplace.  Pertuity also services the Notes by collecting the monthly payments and distributing those payments to the Investors, attempting to collect on delinquent payments, referring Notes to third party collection agencies and selling Notes in default to third party debt buyers.  Pertuity is licensed or otherwise authorized or permitted to make Loans in the states where Borrowers reside.  In those states where no lending license is required under state law, Pertuity may choose to extend loans to borrowers.

Registration on the Marketplace

All Marketplace participants must register with Pertuity and agree to the Marketplace rules and Terms of Use, including consent to receipt of disclosures electronically.  At the time of registration, individuals or authorized institutional agents must provide their name, address and an email address.  After responding to an email verification, registrants must agree to the terms and conditions (including the applicable registration agreement) for the specific role for which they are registering.

Borrowers.  Borrowers must provide their Social Security number, state driver’s license number and bank account information so that Pertuity can verify the Borrower’s identity against data from credit reporting agencies and other identity and anti-fraud verification databases.  Those who pass authentication are assigned a credit score based on the credit score obtained by Pertuity from an independent credit reporting agency.

Investors.  Investors must provide, in the case of individuals, their Social Security number and state driver’s license number, or, in the case of institutions, their taxpayer identification number, to Pertuity.  At the time an Investor registers with Pertuity, the Investor must agree to the rules, limitations, processes and procedures established by the Distributor for purchasing and redeeming Shares through the Marketplace.

Investors must deposit funds into their account prior to purchasing Shares on the Marketplace.  No funds in the Investor’s funding account are ever commingled with Pertuity’s own funds.

Verification of Participant Information

Pertuity reserves the right in the Borrower Registration Agreement to verify the accuracy of all statements and information provided by Borrowers and Investors.   If Pertuity is unable to verify material information with respect to a Borrower, Pertuity will decline the borrower application.  Pertuity may also delay funding of a Loan in order to enable Pertuity to verify the accuracy of information provided by a Borrower and to determine whether there are any irregularities with respect to information provided by the Borrower.  Pertuity may also refuse to make a Loan, if material misstatements or inaccuracies are detected or in other information provided by the Borrower.

In most instances, Pertuity does not verify the income, employment and occupation or other information provided by Borrowers.  The Borrower’s income, employment and occupation is self-reported, and the Borrower’s DTI is derived by Pertuity from a combination of the Borrower’s self-reported income and information from the Borrower’s credit report.  .  Although Borrowers may provide proof of homeownership to establish homeownership status, in most instances homeownership status is derived from the Borrower’s credit report, but is not verified by Pertuity; if the credit report reflects an active mortgage loan, the Borrower is presumed to be a homeowner.

Pertuity reserves the right in the Borrower Registration Agreement to verify all statements and information provided by Borrowers at any time.  If material misstatements or inaccuracies are found, Pertuity has the right to decline a Loan.  In instances where Pertuity chooses to verify the income, employment and occupation or other information provided by Borrowers, the verification is normally done at the pre-funding stage,.

In connection with Pertuity’s identity and anti-fraud verification of Borrowers, Pertuity verifies the deposit account from which the Borrower will make payments, to determine that the Borrower is the holder of record of the account.  The Borrower’s account must always be verified before funding. While Pertuity attempts to authenticate each Marketplace participant’s identity, Pertuity’s fraud checks could fail to detect identity theft, fraud and inaccuracies.

Loan Funding

When an Investor purchases Shares, the amount of that purchase is placed in the Investor’s account maintained by the Distributor pending the completion of the sale at NAV next determined after the order is placed.   Once investor demand is established for the particular Fund, Pertuity will provide the Loan proceeds to the Borrower commensurate with demand.  Loan funding occurs when Pertuity disburses Loan proceeds into the Borrower’s designated deposit account, using the ACH banking network for transmission of the funds.

At funding, Pertuity delivers the requested Loan amount to the Borrower (less Pertuity’s origination fee) in exchange for separate Notes in the amount of each Loan.  Each Loan is evidenced by a separate Note, each in the amount of each Loan, and each Note is sold and assigned without recourse by Pertuity to the respective Fund.   Loans in each risk pool are originated and funded by Pertuity.  The Notes evidencing the Loan to the Borrower are immediately sold and transferred to the respective Fund.   Pertuity completes its pre-funding verification prior to disbursement of Loan proceeds.  Loan proceeds are transferred into the Borrower’s designated account via electronic transfer.  Pertuity’s origination fee is paid by the Borrower out of, or contemporaneously with disbursement of, the proceeds of the Loan at the time the Loan is funded.

Borrowers are provided with legally-required disclosures at each stage of the process.  Borrowers do not have any right to rescind any Loan.   Although all Notes are originated and sold without recourse by Pertuity, Pertuity represents and warrants to the Fund(s) that as of the date a Loan is sold to the Fund(s), (1) Pertuity has complied in all material respects with applicable federal, state and local laws in originating the Loan, (2) the proceeds of the Loan have been fully disbursed to the Borrower in parallel with the fund’s purchase of the loan and (3) Pertuity has made commercially reasonable efforts to authenticate the identity of the Borrower, and based on such authentication, to the best of Pertuity’s knowledge: (i) the Borrower had full legal capacity to execute and deliver the Note, and (ii) each Note is the legal, valid and binding obligation of the Borrower, and is enforceable in accordance with its terms.  The Investor Agreement provides that, in the event of a material breach of Pertuity’s representations and warranties, Pertuity must either cure the defect, repurchase the Note, or indemnify and hold the Fund(s) harmless against losses resulting from the defect in the Note.

Depository

An Investor transfers funds electronically into the Investor’s account, an account maintained by the Distributor, for the benefit of the Investor.  Subsequent Borrower payments on a Note are also deposited into the Fund(s)’ account, after initially being deposited into a master servicing account.  Once a Loan is made and Loan proceeds have been disbursed to the Borrower, the servicing of the Loans is accomplished by Pertuity through a master servicing account at an FDIC-insured depository institution.

Pertuity maintains records of Loan distributions, repayments, delinquencies and defaults.  Marketplace participants do not currently accrue interest on amounts held in the Pertuity accounts.  No funds in the Investor’s funding account are ever commingled with Pertuity’s own funds.  Once placed in the Investor’s account, an Investor may only withdraw amounts from his or her account at specified redemption times.

Servicing

Pertuity is obligated to provide certain administrative, clerical, recordkeeping, identity verification, payment processing, collection and other services with respect to the Notes.  The Notes are recorded on Pertuity’s books and the account and repayment performance are reported by Pertuity to the credit reporting agencies.   Borrowers’ Loan payments are made by electronic transfers or bank draft directly from each Borrower’s designated payment account into a master servicing account maintained at the Custodian and administered by Pertuity primarily for the benefit of the individual Investors.  Pertuity maintains electronic records of Loan disbursements and Borrowers’ payments and provides monthly account statements in electronic format to Borrowers and Investors.  All collections, less Pertuity’s administrative servicing fee, are delivered via electronic transfer from the master servicing account to the Investor’s funding account.

PURCHASES AND REDEMPTION OF SHARES

How to Buy Shares

Investors will be able to purchase shares of the Fund only on the web on any day that the NYSE is open for business.  These purchases are from the Distributor of the Fund or the Transfer Agent.  The Distributor can help each investor establish an appropriate investment portfolio, buy shares, and monitor investments.  The Fund has authorized the Distributor to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received an order when an Investor enters an order on the Marketplace and fund his or her account and the Distributor or its authorized designee receives the order in “good order.” “Good order” means that you placed your order with the Distributor or it authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary electronic signatures and documentation.  Customer orders will be priced at the Fund’s NAV next computed after they are received by the Distributor or its authorized designee.

The USA Patriot Act may require the Fund, the Distributor or its authorized designee to obtain certain personal information from each investor, which will be used to verify identity.  If the investor does not provide the information, it may not be possible to open an account.  If the Fund, a Distributor or authorized designee is unable to verify an investor’s customer information, it reserves the right to close the account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Funds:

Method	Instructions
Through the Marketplace

The Distributor can help you establish your account and buy shares on your behalf.  To receive the current trading day’s price, the Distributor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m.  Eastern time.

Method	Instructions
By Electronic Funds Transfer, via automated clearing house (‘‘ACH”)(1)

You may purchase shares of the Fund(s) by electronically transferring money from your bank account to your Fund account by calling (877)________.  An electronic funds transfer may take up to two business days to settle and be considered in “good order.” You must set up this feature prior to your telephone request.  Be sure to complete the appropriate section of the application.

Method	Instructions
Automatic Investment Plan

You may make monthly or quarterly investments automatically from your bank account to your Fund account.  You may select a pre-authorized amount to be sent via electronic funds transfer.  For this feature, please call the Fund(s) at (877) ________ or visit the Funds’ website at www.pertuitydirect.com

1.   Any purchase by check or automated clearing house (“ACH”) transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the Fund(s).

2.   Regular Mail: Send to the Funds c/o ________.  Overnight Mail: Send to the Fund(s) c/o __________________.

Minimum Investment

Initial and Initial Investment	$500
Subsequent Investments	$50
Automatic Investment Plan	$50

Each Fund reserves the right to change the investment minimum.  A Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

Periodic Repurchase Offers

The Board has adopted share repurchase policies as non-fundamental policies.  These policies, which may be changed without the vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), provide that each calendar quarter, the Funds intend to make a Repurchase Offer to repurchase a portion of the outstanding shares from shareholders who request repurchases.  Shares will normally be repurchased at the NAV per share determined as of the close of regular trading on the NYSE on the date the Repurchase Offer ends or within a maximum of 14 days after the Repurchase Offer ends as described below.

Repurchase Procedure

At the beginning of each Repurchase Offer, shareholders will be notified via email about the Repurchase Offer, how they may request that a Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends.  The time between the notification of shareholders and the Repurchase Request Deadline may vary from no more than four weeks to no less than one week.  For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on or about the 15th day in each of the months of March, June, September and December, or, if the 15th day is not a business day, on the next business day.  The repurchase price of the shares will be the NAV last calculated as of the close of regular trading on the NYSE on the Repurchase Pricing Date.  It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the NYSE on such date.  The Fund(s) have determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws.  Shares tendered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  Repurchase proceeds will be paid to shareholders in cash prior to the Repurchase Payment Deadline.

Repurchase Offers and the need to fund repurchase obligations may affect the ability of the Fund(s) to be fully invested, which may reduce returns.  Moreover, diminution in the size of a Fund through repurchases without offsetting new sales may result in untimely sales of Senior Loans and a higher expense ratio and may limit the ability of a Fund to participate in new investment opportunities.  The Fund(s) may borrow to meet repurchase obligations, which entails risks and costs.  The Fund(s) may also sell Senior Loans to meet repurchase obligations which may adversely affect the market for Senior Loans and reduce the Fund’s value.

Repurchase Amounts

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline.  However, the Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

NET ASSET VALUE

The NAV per share of each Fund’s shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, on last day of each week that the NYSE is open for business, typically Friday.  The NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made.  The price of each Fund’s shares for the purpose of purchases will be based upon the calculation of NAV per share of the Fund next made after the purchase order is received in good form.  NAV will not be determined on days when the NYSE is closed unless, in the judgment of the Board, the NAV should be determined on any such day, in which case the determination will be made at 4:00 p.m., Eastern time.

The value of a Fund’s assets is based on the current market value of its investments.  For securities with readily available market quotations, a Fund uses those quotations for pricing.  When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day.  If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices from principal market makers.  Securities without a sale price or bid and ask quotations on the valuation day will be priced by an independent pricing service.  If securities do not have readily available market quotations or pricing service prices, including circumstances under which such prices are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time the market price is determined and the calculation of a Fund’s NAV), such securities are valued at their fair value, as determined in good faith in accordance with the Fund’s valuation procedures approved by the Board.  In these cases, a Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs.  There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 5% of the shares outstanding on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders tender shares for repurchase in excess of that amount, the Fund will repurchase the shares on a pro rata basis.  In the event there is an oversubscription of a Repurchase Offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the Repurchase Offer.

Notices to Shareholders.   Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of shares between seven and twenty-eight days before each Repurchase Request Deadline.  The notice will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase.  The notice will also include detailed instructions on how to tender shares for repurchase.  The notice will state the Repurchase Offer Amount.  The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline.  The notice will describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that a Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline).  The notice will describe (i) the procedures for shareholders to tender their shares for repurchase, (ii) the procedures for a Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which a Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of shares for repurchase until the Repurchase Request Deadline.  The notice will set forth the NAV of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price.   The repurchase price of the shares will be the NAV last calculated as of the close of regular trading on the NYSE on the Repurchase Pricing Date.  If you choose to receive your repurchase proceeds via wire transfer, the Fund’s transfer agent will charge you a fee (currently $___) for each wire.  You may call _____________to learn the NAV per share.  The notice of the Repurchase Offer will also provide information concerning the NAV per share, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Repurchase Offer.

Suspension or Postponement of Repurchase Offer.   The Funds may suspend or postpone a Repurchase Offer only: (a) if making or effecting the Repurchase Offer would cause a Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Funds fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

Liquidity Requirements.   The Funds must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date.  A Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.   The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that a Fund can comply with the Repurchase Offer and the liquidity requirements described in the previous

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, are declared and paid monthly on the last business day of each month.  Capital gains, if any, are distributed at least annually, usually in December.  Shares accrue dividends as long as they are issued and outstanding (i.e., from the date the payment for the purchase order is received to the day before the repurchase settles).   Dividend payments are not guaranteed and may vary with each payment.  The Funds do not pay “interest” or guarantee any fixed rate of return.   If you do not indicate on your application your preferences for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.  You can choose one of the following options for distributions when you open your account: (1) reinvest all distributions in additional shares of the Fund; (2) receive dividends in cash and reinvest capital gains; or (3) receive all distributions in cash.  If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares.   The Funds are authorized to borrow money subject to certain restrictions.  Under the 1940 Act, a Fund may not declare any dividend or other distribution on its shares unless the Fund has, at the time of declaration, asset coverage of at least 300% of its aggregate indebtedness, after deducting the amount of the distribution.  This limitation may impair the Funds’ ability to maintain their qualification for taxation as a regulated investment company.

ORGANIZATION AND DESCRIPTION OF FUND SHARES

The Fund is a Delaware business trust established under an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 2, 2008, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof.  The Declaration of Trust may be amended by a vote of either the Funds’ shareholders or its Board.  Each Fund offers one class of shares.

Under Delaware law, shareholders of a Delaware business trust such as the Fund could, in some circumstances, be held personally liable for unsatisfied obligations of the trust.  However, the Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Fund shall look only to its assets for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Fund shall have no personal liability therefore.  The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Fund.  Further, the Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Fund was unable to meet its obligations.

The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund’s knowledge, is there, or is there expected to be, any secondary trading market in the shares.

Dividends, Voting and Liquidation Rights

Each common share of beneficial interest of a Fund has one vote and shares equally with other shares of its class in dividends and distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation.  All shares, when issued, are fully paid and are non-assessable by the Funds.  There are no preemptive or conversion rights applicable to any of the common shares except for such conversion rights that may be established by the Board in connection with the designation of a class of shares.

Anti-Takeover Provisions in the Declaration of Trust – The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Funds.  In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices.

The Notes

The Fund(s) invest primarily in the Notes (consumer loans that it originates).  The Notes represent unsecured fully-amortizing credit obligations of individual Borrowers on the Marketplace.  Each Note has a term of 2- to 3- years, and may be prepaid by the Borrower at any time without penalty.  Interest rates, principal amount and term vary among the Notes.  Notes representing a single Loan to a Borrower will have the same interest rate and term, but may be in different principal amounts.  The applicable interest rates on the Notes are determined when prospective Borrowers apply for a loan, and Investors purchase Shares in the amount they are willing to commit to the purchase of such Shares and the Fund(s) purchase the Notes at the minimum interest rate they are willing to receive.

When a Borrower’s Loan is funded in the amount of the Loan requested by the Borrower, the Borrower receives a 2 or 3 year, unsecured, fully-amortizing Loan from Pertuity.  Each Loan is evidenced by separate Notes in the amount of each Loan, and each Note is thereafter sold and assigned by Pertuity to the Fund(s) without recourse to Pertuity.

Interest.  Interest rates vary among the Notes.  Interest rates are determined by Pertuity.

Interest is charged on unpaid principal until the full amount of principal has been paid, beginning on the origination date of the Loan.  Interest on the Notes accrues daily, on the basis of a 365-day year, based on the then current outstanding principal amount of the Loan.  While payments are divided into equal monthly installments for the term of each Note, a greater amount of each payment is applied to interest at the beginning of the Note’s term, while an increasing amount of each payment is applied to principal towards the end of the Note’s term.  As the principal balance drops over the course of the Note’s term, the rate of accrual will also slow over the term of a Note.  Because interest accrues on a simple interest basis, if payments are made before or after the scheduled payment due date, the final monthly payment amount may be less than or greater than the regular monthly payment amount, and early payments and prepayments may reduce the number of remaining payments on the Note.

Interest rates may be limited by state consumer lending laws, some of which specify maximum interest rates at which money can be loaned to borrowers in that state.  State interest rate limitations on the Marketplace are determined by reference to the laws of the Borrower’s state of residence.

Payments. The Notes are payable in equal monthly installments throughout the term of the Note, consisting of principal and interest, with the final payment consisting of the then remaining principal, unpaid accrued interest and any other accrued but unpaid charges due on the Note.  Borrowers are required to make monthly payments for the duration of the Notes, unless they decide to prepay the Loan.  Loans originate on a particular day of the month and have monthly payments due that same day of future months.  Loans which originate on a day of a month which doesn’t exist in future months will have monthly payments due on the closest possible day of future months.  For example, a Loan with an origination date of January 31 will have its monthly payments due on February 28 (during non-leap years), March 31, April 30, etc.

Borrowers can choose one of two payment methods:

•

Electronic funds transfer: Under this method monthly payments are made electronically on the Automated Clearing House (ACH) banking network by preauthorized withdrawals from the Borrower’s designated payment account.

•

Bank draft: Borrowers who choose the bank draft method of payment are authorizing Pertuity to write a check on a monthly basis on their behalf to cover their payment each month.

The interest rates charged to borrowers assume that a Borrower will choose the ACH method of transfer, and reflect a 1.0% reduction in the interest rate as an incentive to select this method of payment because payments made by ACH transfer are less costly for Pertuity to administer.  Borrowers who choose not to make payments by ACH transfer will not receive this discount.  The amount of the 1.0% discount foregone by Borrowers who do not choose the ACH method of transfer will not be paid to Investors, but will be retained by Pertuity for processing bank draft payments.

As payments are made, they are applied first to any late charges then due, then to any unpaid NSF fees, then to interest then due and then to unpaid principal balance.  Borrower payments on a Loan are allocated pro rata to Investors based on the principal amount of each Investor’s Note with respect to the Loan.  Pertuity’s administrative servicing fee is deducted from monthly payments as they are received.

Borrowers have the option to pay all or part of the outstanding principal balance in advance of the due date at any time and without any penalty.  For a Borrower to prepay a Note in full, the principal balance along with interest and any fees accrued to the date on which the payment will be initiated (which may be one or more days in the future) will be added together to determine the amount required to pay off the Loan.  If a Borrower makes a partial prepayment, the amount paid in excess of the amount then due is applied to the principal amount outstanding.  Monthly payment amounts will not change but the term of the Loan may shorten as interest will continue to accrue only on the principal amount that remains outstanding.

Borrower Chargebacks.  It is possible that a Borrower who has made a Loan payment can have his or her bank cancel and request a refund on that payment.  This is referred to as a chargeback.  A Borrower chargeback is initiated outside of Pertuity.  Because Pertuity imposes a waiting period of three to four business days on incoming payments from the initiation of the payment before any portion of such payment is credited to a Fund, payment failures and cancellations that occur within this period of payment initiation have no impact on the Fund(s).

Beyond this waiting period, however, the rules governing funds transfers through the ACH banking network provide that Borrowers have up to 60 days to request a chargeback on their Loan payments.  Pertuity will contest chargebacks when we deem it appropriate.

If a chargeback is processed successfully between four and 60 days after the payment was initiated:

•

The full amount of the chargeback will be withdrawn from the Fund(s).

•

Pertuity’s administrative servicing fees will be refunded to the Fund(s) commensurate with the amount of the chargeback (except to the extent a Investor has a negative cash balance in his or her funding account).

•

The amount of the chargeback representing a payment toward principal will begin accruing interest again in the Borrower’s Loan balance.

•

Applicable late fees will be assessed to the Borrower, to the extent allowed by applicable law, based on the effect of the chargeback on the Borrower’s payment status.

Unsecured Obligations; No Recourse to Pertuity.  All Notes issued on the Marketplace are unsecured credit obligations of individual Borrowers.  This means that there is no collateral supporting any extension of a Loan to a Borrower that may be foreclosed upon in the event of default or in lieu of payment.  There is no right of recourse to Pertuity on the Notes.  None of Pertuity, any depository bank or any collection agency has any obligation for payment of principal of or interest or other charges on the Notes.  The Notes are not guaranteed by any person, entity or governmental agency or other third party.  Only the individual Borrower on a Note has any obligation for payment of principal of or interest or other charges on the Note.

Governing Law.  In most cases, the Notes by their terms are governed by the laws of the state in which the applicable Borrower on the Notes resides, as reflected in Borrower registration records maintained by Pertuity.  Borrowers are obligated to notify Pertuity of any change in their state of residence.

Borrower Finance Charges and Fees

Origination Fees.  Pertuity charges an origination fee each time a Loan is funded.  The origination fee is going to be between 0.5% and 2% of the Loan amount, depending on a particular Borrower’s credit grade, or $25, whichever is greater.  The origination fee is paid by the Borrower out of, or contemporaneously with disbursement of, the Loan proceeds at the time a Loan is funded.  The amount and method of charging the origination fee is subject to adjustment to the extent required by applicable state law.

Failed Payment Fees (NSF fees).  If an automatic monthly payment fails due to insufficient funds or because a Borrower closes his or her bank account and fails to notify Pertuity, the Borrower will be charged $15 on the first failed payment of each billing period.  This fee may vary, or may not be charged at all, depending on applicable laws of the Borrower’s state of residence.  This fee is retained by Pertuity to cover Pertuity’s administrative expenses for processing failed payments.

Late Payment Fees.  If a monthly payment is 15 days late, the Borrower will be charged a late fee.  .  Late fee amounts may vary, and late fees may not be charged at all, depending on the law applicable to the Borrower’s Loan.

If payments are paid late, payments will be first applied against accrued failed payment fees and late payment fees, and a greater portion of the payment will be applied to accrued interest, and a lesser portion (if any) will be applied to principal reduction, which will result in the Loan not amortizing as originally scheduled.

Borrower Credit Quality

Pertuity assigns one of seven credit grades based on the Borrower’s credit score.  Pertuity will utilize Experian’s underlying credit decision engine but may from time to time change the type or source of the credit scores it uses to determine credit grades.   Experian is one of the three leading credit reporting agencies in the United States.  The Experian Scorex PLUSSM model is proprietary to Experian and is built for predicting risk on new accounts for all types of traditional consumer credit products.  Experian’s databases hold information about the credit status of more than 300 million consumers and about 30 million businesses around the world.  Experian collects this information from publicly available sources and from lending organizations.  A credit score is a number that attempts to forecast the likelihood of a prospective borrower’s performance of its obligations with respect to extensions of credit.  Scoring algorithms analyze historical data, such as a prospective borrower’s past credit history and payment records, and assign a numerical score to the prospective borrower.  A higher number is indicative of greater likelihood that the prospective borrower will pay his or her credit obligations.

A credit score is a number that attempts to forecast the likelihood of a prospective borrower’s performance of its obligations with respect to extensions of credit.  Scoring algorithms analyze historical data, such as a prospective borrower’s past credit history and payment records, and assign a numerical score of the prospective borrower, ranging from a high of 900 to a low of 300.  A higher number is indicative of greater likelihood that the prospective borrower will pay his or her credit obligations.  Pertuity’s seven credit grades correspond to seven credit score tiers, with more favorable credit grades assigned to the higher scores.  Therefore, a prospective Borrower with a credit grade of 1 is the most likely to make timely payments on his or her Loan and a prospective Borrower with a credit grade of 7 is the most likely to become delinquent on his or her payment obligations.

The following table shows the equivalent Borrower Experian credit scores for Pertuity credit grades:

Credit Grade	1	2	3	4	5	6	7
Experian Credit Score	760 and up	720-759	680-719	640-679	600-639	560-599	520-559

Pertuity does not allow individuals with an Experian credit score below 650 to borrow.

When a Borrower applies for a loan, Pertuity initiates a rigorous credit underwriting process that includes an inquiry to retrieve the credit score on the Borrower and then assigns the corresponding credit grade.

Borrower Default and Collection

Delinquency.  The Notes provide for late charges in the event monthly payments are not made when due.  Late charges are assessed on delinquent payments after expiration of a 15-day grace period.  The Notes also provide, to the extent permitted by applicable law, for the Borrower to pay any fees incurred as a result of failed automated payments or returned checks or bank drafts due to insufficient funds in the Borrower’s payment account (NSF fees).

If a Borrower who elected to make payments by automatic ACH withdrawals fails to make a monthly payment when due, Pertuity will notify the Borrower of the payment delinquency.  For Borrowers whose payments are made by preauthorized ACH transfers, Pertuity will make two more attempts to complete the automated debit transfer from the Borrower’s payment account.

Collection.  If a Borrower fails to make a payment and the delinquency is not cured within 30 days after the due date of the delinquent payment, Pertuity assigns the account to a collection agency selected by Pertuity.

As of the date of this Prospectus, Pertuity has contracted with ________ Associates, Inc.  and ________ to provide collection services.  ________ is a diversified outsource provider in the accounts receivable industry, headquartered in ________, ___.  ________ is a global provider of collections and outsourcing solutions, headquartered in ________, __, with U.S.-based collection agents trained to handle calls for early and late stage collections.

Upon receipt of the account, the collection agency will attempt to collect the delinquent amount.  The collection agency’s fees are a pre-negotiated percentage of any amounts collected by the agency, and the collection agency’s percentage fee is deducted from the Investor’s share of delinquent payments collected by the agency.  Collection fees start at 15% of the amount recovered and decrease as the delinquency persists.  Additionally, these fees are subject to a 5% increase if the collection agency recovers the entire delinquent amount.  The collection agency deposits the net amounts collected into a master servicing account administered by Pertuity primarily for the benefit of the Investors.  During any period when a Loan involving group leader compensation based on the Borrower’s payment performance is more than 30 days past due, the group leader’s compensation with respect to the Notes representing that Loan is suspended, and the portion of the payment that would otherwise accrue to the group leader is reallocated to Investors.

Default Sales.  Except in the case of Borrower bankruptcy, delinquent Notes that become more than 120 days past due are offered for sale by the Fund(s) to an unaffiliated third-party debt purchaser and charged off.  Because debt purchasers buy many past-due Notes at once, Notes that are in default might not be sold at the point at which they are exactly 120 days past due, but may remain unsold for some period after they are 120 days past due.  Collection efforts will continue until the Note is sold to a debt purchaser.

When a defaulted Loan is sold by the Fund(s) to a debt purchaser, all proceeds of the sale will be paid to the Fund that owns the Loan at the time of sale.  Any accrued but unpaid NSF fees on the Loan that would otherwise be retained by Pertuity will be waived so that as much of the sale proceeds as possible can be recovered by Investors.  Debt purchasers typically buy past-due Notes at significant discounts, and the Fund(s) may not receive much of their original investment.  In some cases, Notes cannot be sold at any price.  The Borrower on a Note that is sold and charged off is not permitted to borrow from Pertuity again.  Pertuity will also report such default to the credit reporting agencies.

Borrower Bankruptcy

If we receive notice that a Borrower has filed for protection under the federal bankruptcy laws, or has become the subject of an involuntary bankruptcy petition, his or her account is placed in bankruptcy status.  No further automated debit transfers or bank drafts for payment of monthly Loan payments will be initiated, and any collection activity on the account will cease.  If requested by the bankruptcy court, Pertuity will file a proof of claim with the bankruptcy court in the amount of the total outstanding balance owed on a Note as of the date the bankruptcy petition is filed.

Whether any payment will be made on a Note after a bankruptcy petition is filed by or against the Borrower depends on the Borrower’s particular financial situation.  If the Borrower has excessive debt and insufficient income, the Borrower’s debts will most likely be discharged and extinguished in the bankruptcy without the Borrower making any further payments on the Note.  In most cases involving the bankruptcy of a Borrower, Investors, as unsecured creditors, will receive only a fraction of any amount outstanding on any Notes, or nothing at all.  Pertuity will forward any amounts received to the Investors on a pro rata basis.   Notes of Borrowers that are in bankruptcy will not be sold in a debt sale.

Servicing.  Pertuity acts as the servicer of all Loans originated on the Marketplace.  Pertuity may not assign its servicing rights and obligations except under specific limited circumstances.  Pertuity is permitted to utilize subcontractors or other third parties to perform its servicing duties and functions.  If Pertuity is unable to service the Loans, Pertuity has a contractual obligation to the Fund(s) to assign the servicing rights to an unaffiliated third-party loan servicer with at least three years’ experience servicing receivables similar to the Notes.  There can be no assurance that Pertuity will be able to assign the servicing rights to a suitable third party loan servicer.  There can be no assurance that this company will be able to adequately perform the servicing of outstanding Notes.

Recordkeeping and Reporting.  Pertuity provides various administrative, clerical, recordkeeping, identity verification, payment processing, collection and other services with respect to the Notes.  The Notes are recorded on Pertuity’s books and the account and repayment performance are reported by Pertuity to the credit reporting agencies without displaying the identity of the individual Investor or Investors who own the Notes.  Pertuity maintains electronic records of Loan disbursements and Borrower payments and provides monthly account statements in electronic format to Borrowers and Investors, itemizing any payments received, and fees or charges incurred.

Billing and Payment Procedures.  Borrowers’ payments are made by automated transfers directly from the Borrower’s payment account, or by bank drafts drawn on the Borrower’s payment account, into a master servicing account maintained by Pertuity primarily for the benefit of the Fund(s) at an FDIC-insured depository institution.  All immediately available collections of principal, interest and late fees, less NSF fees, group leaders’ compensation (if applicable) and our administrative servicing fee deducted from each Loan payment, will be delivered via automated transfer from the master servicing account into the Fund(s) at the end of each business day.  Pertuity maintains electronic records of Loan disbursements and Borrower payments.  Investors do not presently  accrue interest on amounts in the servicing account or the Investor’s funding account.

Administrative Servicing Fees.  Pertuity will charge the Fund(s) an administrative servicing fee at an annual rate of up to 2% of the outstanding balance of the Notes, except the administrative servicing fee is payable monthly by deduction from each Fund’s Loan payment.  This fee is accrued the same way that regular interest is accrued on a Loan.  Pertuity also retains any returned check fees, failed payment or NSF fees and similar fees, except for late payment fees (which are passed on to the Fund(s)).

Regulatory Matters – Licensing and Consumer Protection Laws

Loan origination activities on the Marketplace and the servicing of Notes are subject to state and federal regulation.  Pertuity and the Loans it makes must comply with applicable state usury and lending laws, including interest rate and fee limitations, and licensing and disclosure requirements.  In addition, Pertuity must comply with the federal Consumer Credit Protection Act, including, without limitation, the Truth-in-Lending Act, Equal Credit Opportunity Act, Fair Credit Reporting Act, Fair Debt Collection Practices Act and Electronic Fund Transfer Act, as well as the federal Electronic Signatures in Global and National Commerce Act (ESIGN) and other federal and state laws governing privacy and data security and prohibiting unfair or deceptive business practices.  Pertuity is subject to examination, supervision, and potential regulatory investigations and enforcement actions by state agencies that regulate consumer Investors and other financial institutions, and federal agencies, such as the Federal Reserve Board and the Federal Trade Commission, that administer the federal consumer protection laws.

State Licensing Requirements.  Pertuity will be licensed as a lender in many of the U.S.  states.  Pertuity is subject to supervision and examination by the state regulatory authorities that administer the state lending laws.  The licensing statutes vary from state to state and variously prescribe or impose recordkeeping requirements; restrictions on loan origination and servicing practices, including limits on finance charges and the type, amount and manner of charging fees; disclosure requirements; requirements that licensees submit to periodic examination; surety bond and minimum specified net worth requirements; periodic financial reporting requirements; notification requirements for changes in principal officers, stock ownership or corporate control; restrictions on advertising; and requirements that loan forms be submitted for review.

State Usury Limitations.  Although several states have licensing laws that apply to all types of consumer lending, in a number of states no license is required to make consumer loans as long as the lender charges interest at rates below the state’s usury limit.  In some instances, state licensing or usury laws apply only to loans for personal, family or household purposes, but not to business-purpose loans.  In such states, Pertuity seeks to ensure its compliance with applicable state law by restricting the rates it charges on Loans to Borrowers to the applicable interest rate ceiling, or by limiting the types of Loans offered, based on the individual Borrower’s representation as to the intended use of the Loan proceeds.

State Disclosure Requirements and Other Lending Regulations.  In addition to state licensing requirements and usury limits, Pertuity is subject to and seeks to comply with state laws and regulations applicable to consumer lending, including requirements relating to loan disclosure, credit discrimination, credit reporting, debt collection and unfair or deceptive business practices.

Truth-in-Lending Act.  The Truth-in-Lending Act (TILA), and the regulation issued by the Federal Reserve Board implementing TILA, Regulation Z, require disclosure of, among other things, the annual percentage rate, the finance charge, the amount financed, the number of payments, and the amount of the monthly payment on consumer loans.  Pertuity provides Borrowers with a TILA disclosure form when Loans are originated and seeks to comply with TILA’s disclosure requirements relating to credit advertising.

Equal Credit Opportunity Act.  The federal Equal Credit Opportunity Act (ECOA) and the regulation issued by the Federal Reserve Board implementing ECOA, Regulation B, prohibit discrimination in any aspect of a credit transaction, on the basis of race, color, religion, national origin, sex, marital status, age (with certain limited exceptions); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act.  Pertuity complies with ECOA’s nondiscrimination requirements, and the Investor Agreement requires Investors to comply with ECOA in their bidding practices.

ECOA also requires creditors to provide consumers with notice of adverse action taken on credit applications, giving the consumer the principal reasons why adverse action was taken.  Pertuity provides prospective Borrowers who attempt but fail to obtain a Loan through the Marketplace with an adverse action notice in compliance with the ECOA’s requirements.

Fair Credit Reporting Act.  The federal Fair Credit Reporting Act (FCRA), administered by the Federal Trade Commission, promotes the accuracy, fairness and privacy of information in the files of consumer reporting agencies.  In addition to requirements on credit bureaus, the FCRA requires that users of consumer credit reports have a permissible purpose to obtain a credit report on a consumer and that persons who furnish loan payment information to credit bureaus report such information accurately.  The FCRA also has disclosure requirements for creditors who take adverse action on credit applications based on information contained in a credit report.  Pertuity has a permissible purpose for obtaining credit reports on its customers and reports loan payment and delinquency information to the credit bureaus in compliance with the FCRA.  Pertuity’s adverse action notices contain the disclosures required by the FCRA.

Fair Debt Collection Practices Act.  The federal Fair Debt Collection Practices Act (FDCPA) provides guidelines and limitations on the conduct of third party debt collectors in connection with the collection of consumer debts.  The FDCPA limits certain communications with third parties, imposes notice and debt validation requirements, and prohibits threatening, harassing or abusive conduct in the course of debt collection.  While the FDCPA applies to third party debt collectors, debt collection laws of certain states impose similar requirements on creditors who collect their own debts.  In order to ensure compliance with the FDCPA, Pertuity will contract with professional third party debt collection agencies.

Servicemembers Civil Relief Act.  The federal Servicemembers Civil Relief Act (SCRA) allows military members to suspend or postpone certain civil obligations so that the military member can devote his or her full attention to military duties.  In accordance with the SCRA, Pertuity must adjust the interest rate of Borrowers on active duty and other military personnel who qualify for and request relief.  If a Borrower with an outstanding Loan is called to active military duty and can show that such military service has materially affected his or her ability to make payments on the Loan, Pertuity will reduce the interest rate on the Loan to 6% for the duration of the Borrower’s active duty.  During this period, the Investors on the Loan will not receive the difference between 6% and the interest rate that was established for the Loan by the auction bidding system on the Marketplace.

Electronic Funds Transfer Act.  The federal Electronic Funds Transfer Act (EFTA) and the regulation issued by the Federal Reserve Board implementing the EFTA, Regulation E, place guidelines and restrictions on the electronic transfer of funds from consumers’ bank accounts, including preauthorized electronic fund transfers from consumers’ accounts to make loan payments.  Most transfers of funds in connection with the origination and repayment of Notes and bidding on the Marketplace are done by Automated Clearing House (ACH) electronic transfers of funds subject to detailed timing and notification rules and guidelines administered by the National Automated Clearinghouse Association (NACHA).  Transfers of funds on the Marketplace are done in conformity with the EFTA and its regulations, as well as NACHA guidelines.

Electronic Signatures in Global and National Commerce Act.  The federal Electronic Signatures in Global and National Commerce Act (ESIGN) and similar state laws authorize the creation of legally binding and enforceable agreements, including electronic loan agreements, utilizing electronic records and electronic signatures.  ESIGN imposes special requirements on businesses that want to use electronic records or signatures in consumer transactions and requires businesses to obtain from consumers electronic consent or confirmation to receive information electronically that a law requires to be in writing.  When a Marketplace participant registers on the Marketplace, Pertuity obtains his or her consent to transact business electronically and maintains electronic records in compliance with ESIGN requirements.

Privacy and Data Security Laws.  The federal Gramm-Leach-Bliley Act (GLBA) limits the disclosure of nonpublic personal information about a consumer to nonaffiliated third parties and requires financial institutions to disclose certain privacy policies and practices with respect to its information sharing with both affiliates and nonaffiliated third parties.  A number of states have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information.  Pertuity’s privacy policy conforms to GLBA requirements, and Pertuity maintains Marketplace participants’ personal information securely, and does not sell, rent or share such information with third parties for marketing purposes.

Bank Secrecy Act.  Pertuity checks customer names against the list of Specially Designated Nationals maintained by the Office of Foreign Assets Control (OFAC) pursuant to the USA PATRIOT Act amendments to the Bank Secrecy Act (BSA), and its implementing regulation.  Pertuity also has instituted procedures to voluntarily comply with the anti-money laundering requirements of the USA PATRIOT Act and the BSA, even though the Financial Crimes Enforcement Network, the office of the Department of Treasury charged with issuing regulations and enforcing these laws, has not yet issued a specific regulation requiring finance companies to establish an anti-money laundering program.

Material Agreements – Marketplace Participants

Investor Agreement.  The Investor Agreement is a brokerage account agreement with the Funds’ Distributor entered into between individuals or institutions registering as Investors and the Funds’ Distributor.  Under the terms of the Investor Agreement, an Investor must agree to comply with the terms and provisions of the Investor Agreement, the Terms of Use of Pertuity’s website, and the Pertuity Policies posted on Pertuity’s website.  The Investor Agreement further provides the procedures, terms and conditions for Purchases and Sales of the Shares.

The Investor Agreement sets forth the terms under which Notes are to be serviced by Pertuity, including Pertuity’s servicing compensation, reporting obligations and indemnification obligations.  Pertuity provides certain representations and warranties in the Investor Agreement with respect to the Notes, including a warranty that the Notes sold comply in material respects with applicable federal and state law and an agreement by Pertuity to repurchase Notes that default as the result of verifiable identity theft.  The Investor Agreement provides for alternative remedies of cure, repurchase or indemnification for breach of Pertuity’s warranties and representations with respect to Notes sold.

Pertuity does not warrant or guarantee that Investors will receive any rate of return or any minimum amount of principal or interest, and does not guarantee payment on any Note.  Pertuity has the right to verify the accuracy of all information provided in connection with purchases and redemptions of the Shares, and may delay or cancel inaccurate or unverifiable borrower application data or delay funding a Loan.  Pertuity may terminate the registration of any Investor who fails to comply with the terms of the Investor Agreement.

Borrower Registration Agreement.  The Borrower Registration Agreement is entered into between individuals registering as Borrowers and Pertuity.  In order to apply for a loan with Pertuity, a prospective Borrower must agree to comply with the terms and provisions of the Borrower Registration Agreement, the Terms of Use of Pertuity’s website, and the Pertuity Policies posted on Pertuity’s website.  Under the Borrower Registration Agreement, a prospective Borrower authorizes Pertuity to obtain a credit report and credit score from a credit reporting agency for authentication purposes Pursuant to the terms of the Borrower Registration Agreement.

Website Terms of Use.  Pertuity’s Terms of Use set forth the terms and conditions for the use of the Marketplace and the Pertuity website.  All users of the Pertuity website are subject to the Terms of Use.  Pertuity reserves the right to amend the Terms of Use and to terminate, suspend, change or restrict access to all or any part of the Pertuity website at any time without notice or liability.  The Terms of Use provide that Marketplace participants must be at least 18 years of age.  Users of the Pertuity website agree to use Pertuity’s website only for lawful purposes, and that eligibility for particular products or services is subject to determination by Pertuity.  The Terms of Use prohibit users from posting any private or personally identifiable information of any Pertuity member or other third party, or transmitting any unsolicited or unauthorized advertising, promotional materials or “junk mail.”

The Terms of Use provide that the Pertuity website is provided on an as-is basis, with no express or implied warranties, and that Pertuity is not liable for consequential or incidental damages relating to use of the Pertuity website.  Users agree to indemnify and hold Pertuity harmless from liability arising from use of the Marketplace and the Pertuity website in violation of the Terms of Use.  Pertuity has no responsibility for the accuracy of information on third party sites that are accessible from links on the Marketplace and the Pertuity website.  Pertuity has the right, but not the obligation, to monitor the Marketplace and the Pertuity website.  All discussions, ideas, concepts, or other submissions communicated to Pertuity through the Marketplace and the Pertuity website will be deemed and remain the property of Pertuity.  The Terms of Use are governed by Pennsylvania law.

Material Agreements – The Notes

Promissory Note.  The Notes represent 2- or 3- year, unsecured, fully-amortizing credit obligations of individual Borrowers.  Each individual Note sets forth the principal amount of such Notes and applicable interest thereon.  Interest on each Note is calculated as simple interest at a specified annual rate, with interest to accrue daily on the basis of a 365-day year.  The Notes provide for equal monthly installment payments of principal and interest throughout the term of the Note.  Monthly loan payments are in equal amounts sufficient to fully amortize the loan over the term of the Note, with the final payment consisting of the then remaining principal amount, unpaid accrued interest and other charges due under the Note.  Payments are due on the same day of each month.  When payments are made they are applied first to any late charges then due, then to any unpaid NSF fees, then to interest then due and then to principal.  The Notes allow prepayment by the Borrower at any time without penalty.

Monthly payments on the Notes may be made either by automated withdrawals from the Borrower’s designated payment account using an automated clearinghouse (ACH) transfer, or by bank drafts drawn by Pertuity on the Borrower’s behalf on the Borrower’s payment account each month.  The Notes provide that the Borrower has the right to stop payment of a preauthorized automatic withdrawal or revoke the Borrower’s prior authorization for automatic withdrawals with regard to further Loan payments, by notifying Pertuity and the Borrower’s financial institution.  The Notes also give Pertuity the right to add 1.0% to the interest rate on the Note, with respect to Borrowers who had received a 1.0% reduction in the interest rate for electing to have payments made by preauthorized automatic withdrawals, but later withdraw that authorization or if payments are otherwise no longer able to be made by automatic withdrawal.

The Notes allow for acceleration of all principal, interest and other charges in the event one or more payments under the Note is at least 120 days past due, or if the Borrower makes a material misrepresentation in connection with a Loan.  The Notes require that Borrowers be given 30 days prior notice of acceleration.  The Notes provide for late charges and NSF fees in accordance with state limits and contain disclosures required by state lending laws.  Notes are governed by the laws of the state of the Borrower’s residence.

Collection Agency Agreements.  Pertuity will enter into Collection Services Agreements with a reputed collection agency to govern the manner in which delinquent Notes are collected.  The Collection Services Agreements contain identical material terms with respect to collection authority and compensation arrangements.

The Collection Services Agreements provide that accounts that become 30 days past-due shall be referred to the agencies for collection of past-due principal, interest, late charges and NSF fees.  These agreements require the agencies to use reasonable best efforts and customary and usual third party deficiency collection procedures to recover delinquent amounts and to act in full compliance with all applicable federal, state and local laws.  The Collection Services Agreements clarify that when accounts are referred for collection the agencies do not receive any ownership interest in the accounts, and provide that accounts will be recalled by Pertuity when the delinquency is cured or at Pertuity’s discretion.

The collection agencies are authorized to accept payments from Borrowers in the form of cash, check, wire and consumer-generated ACH and are required to wire transfer payments immediately upon receipt to Pertuity’s servicing account, with the agencies bearing the cost of electronic transmission of funds.  The collection agencies do not have the right to commence or participate in legal proceedings to collect accounts and are not authorized to offer or accept settlement of an account for less than the full balance then owing without Pertuity’s consent.  The Collection Services Agreements provide that all communications regarding accounts must be with Pertuity and that the agencies may not contact any Investor on a Note that has been referred for collection.  The agreements require the collection agencies to notify Pertuity of any claims or threats of litigation, bankruptcy notices or indications of identity theft regarding accounts.

Compensation to the collection agencies is derived solely from amounts collected, and is in an amount equal to 15% of amounts collected, decreasing as the delinquency persists.  Additionally, the collection agency will receive a 5% increase in its percentage fee if it is able to collect the entire delinquent amount.  The Collection Services Agreements have a one-year renewable term and provide that either party may terminate the agreement without cause upon 90 days’ prior written notice, or upon fewer days notice in the event of a party’s default.  The Collection Services Agreements set forth the reporting obligations of the collection agencies, and require Pertuity to account for payments it receives while accounts are with an agency for collection.  The collection agencies are required to maintain errors and omissions coverage and an industry standard blanket crime insurance policy covering their representatives who handle funds and documents relating to the accounts referred for collection.  The Collection Services Agreements contain mutual indemnification provisions and confidentiality provisions requiring each party to keep confidential all proprietary information concerning the other party as well as nonpublic personal information, including all personally identifiable financial information, of Borrowers.

Repurchase of the Notes by Pertuity

Pertuity is not obligated to repurchase any Note except in limited circumstances, such as material default under a Note resulting from verifiable theft of a Borrower’s identity, or in the event a Loan fails to comply at origination in material respects with applicable federal and state law.  Additionally, the Investor Agreement provides that, in the event of a material breach of Pertuity’s representations and warranties regarding any Note, Pertuity must either cure the defect, repurchase the Note, or indemnify and hold the Investor harmless against losses resulting from the defect in the Note.

Pertuity is not obligated to repurchase a Note from a Fund if its investment is not realized in whole or in part due to fraud (other than verifiable identity theft) in or due to false or inaccurate statements or omissions of fact, whether in credit data, Borrower representations, or similar indicia of Borrower intent and ability to repay the Notes.  If Pertuity repurchases a Note, the outstanding principal balance will be returned to the Investor.

 FEDERAL TAX MATTERS

This section summarizes some of the main U.S.  Federal income tax consequences of owning Shares of the Fund(s).  This section is current as of the date of this Prospectus.  Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S.  person, a broker/dealer, or other investor with special circumstances.  In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund(s).  The Internal Revenue Service could disagree with any conclusions set forth in this section.  In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund.  This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status.  The Fund intends to qualify as a “regulated investment company” under the federal tax laws.  If the Fund qualifies as a regulated investment company and distributes all of its income in the time and manner as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions.  Fund distributions generally will be taxable.  After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends.  Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates.  Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares.  To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below.  In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you.  The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash.  The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any.  The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction.  A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

Sale or Redemption of Shares.  If you sell or redeem your shares, you will generally recognize a taxable gain or loss.  To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction.  Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges.  In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends.  If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets).  These lower capital gains rates are generally effective for taxable years beginning before January 1, 2011.  For later periods, unless Congress extends the application of the current rates, if you are an individual, the maximum marginal federal tax rate for net capital gain generally will be 20% (10% for certain taxpayers in the 10% and 15% tax brackets), subject to a reduction of the 20% rate to 18% and the 10% rate to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain is the excess, if any, of net long-term capital gain over net short-term capital loss for the taxable year.  Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less.  You must exclude the date you purchase your shares to determine your holding period.  However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received.  The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.  The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Certain ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund that are specifically designated by the Fund may constitute qualified dividend income that is generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011.  The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the lower capital gains tax rates.

Deductibility of Fund Expenses.  Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Alternative Minimum Tax.  As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

Further Information.  The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

Information Reporting and Backup Withholding

Information with respect to payments on the Notes and proceeds from the taxable disposition of a Note generally will be required to be furnished to you and the IRS.  Backup withholding also may apply to these payments if you are not otherwise exempt and:  (i) you fail to provide your taxpayer identification number;  (ii) you provide an incorrect taxpayer identification number; (iii) Pertuity is notified by the IRS that you are subject to backup withholding because you have failed to report properly payments of interest or dividends; or (iv) you fail to certify, under penalties of perjury, that you have provided your correct taxpayer identification number and that the IRS has not notified you that you are subject to backup withholding.

You should consult your tax advisor regarding qualification for an exemption from backup withholding and the procedures for obtaining an exemption, if applicable.  Backup withholding is not an additional tax.  Taxpayers may use amounts withheld as credit against their U.S.  federal income tax liability or may claim a refund if they timely provide certain information to the IRS.

The U.S.  federal income tax discussion set forth above may not be applicable depending upon your particular tax situation, and does not purport to address the issues described with the degree of specificity that may be provided by your own tax advisor.  Accordingly, we suggest that you consult your own tax advisors regarding the tax consequences to you of the purchase, ownership and disposition of the Notes.

LEGAL OPINIONS

 Certain legal matters in connection with the Shares will be passed upon for the Funds by ______________, ________.  ________ may rely as to certain matters of Delaware law on the opinion of ________.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

The Trust
Investment Policies and Strategies
Investment Limitations
Repurchase Offer Policy
Management
Investment Advisory Services
Information Regarding Portfolio Managers
Administrator
Underwriter
Transfer Agent
Custodian
Independent Registered Public Accounting Firm
Portfolio Transactions and Brokerage
Control Persons and Principal Shareholders
Additional Income Tax Considerations
Investment Ratings

STATEMENT OF ADDITIONAL INFORMATION

PERTUITY FUNDS

Pertuity Fund I

Pertuity Fund II

Pertuity Fund III

2 Gateway Center, 603 Stanwix Street; Suite 300, Pittsburgh PA 15222

(877) ________

 This Statement of Additional Information (“SAI”) is not a prospectus but provides additional information that should be read in conjunction with the Prospectus for the Pertuity Funds, dated __________, 2008, and any supplements thereto.

A copy of the Funds’ Prospectus is available by calling the Funds at (877)________, visiting the Funds’ website at ________ or writing to the Funds ________.

TABLE OF CONTENTS

THE TRUST

INVESTMENT POLICIES AND STRATEGIES

INVESTMENT LIMITATIONS

REPURCHASE OFFER POLICY

MANAGEMENT

INVESTMENT ADVISORY SERVICES

INFORMATION REGARDING PORTFOLIO MANAGERS

ADMINISTRATOR

PORTFOLIO HOLDINGS

ACCOUNTING SERVICES AGENT

UNDERWRITER

TRANSFER AGENT

CUSTODIAN

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PORTFOLIO TRANSACTIONS AND BROKERAGE

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

ADDITIONAL INCOME TAX CONSIDERATIONS

FINANCIAL INFORMATION

INVESTMENT RATINGS

APPENDIX B — PROXY VOTING POLICY

THE TRUST

 The Pertuity Funds, a Delaware statutory trust (the “Trust”) or (the “Fund”), is a non-diversified, closed-end management investment company. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (“Board”) has established three portfolios of the Trust, known as Pertuity Fund I, Pertuity Fund II and Pertuity Fund III (each, a “Fund” and collectively, the “Funds”).  The Trust is engaged in a continuous public offering of its shares. Each Fund makes repurchase Offers on a quarterly basis to repurchase between 5% and 25% of its outstanding shares at the then current net asset value (“NAV”) of the shares.

The Funds’ investment adviser is ________ (Adviser). The Adviser provides investment advisory and certain administrative services to the Funds.

INVESTMENT POLICIES AND STRATEGIES

The following information supplements the discussion of the investment objective and policies of the Funds described in the Prospectus. In pursuing its objective, each Fund will invest as described in the Prospectus and as described below with respect to the following non-principal investments and strategies. The investment objective of each Fund is a non-fundamental policy and may be changed by the Fund’s Board without the approval of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

New Financial Products

New financial products continue to be developed and the Funds may invest in any such products as may be developed to the extent consistent with their investment objective and the regulatory and federal tax requirements applicable to investment companies.

Lending of Portfolio Holdings

The Funds may seek to increase their income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Funds would have the right to call a loan and obtain the financial instruments loaned at any time on five days’ notice. For the duration of a loan, the Funds would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Funds would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instrument or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instrument. As with other extensions of credit, such loans entail risks of delay in recovery or even loss of rights in the collateral should the borrower of the financial instruments fail financially. However, the loans would be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned at that time from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Fund’s Board. No specific limitation exists as to the percentage of the Fund’s assets that a Fund may lend.

Rated Securities

Under normal market conditions, each Fund may invest up to 20% of its total assets in high quality, short-term securities. These securities may include commercial paper rated at least A-3 or higher by Standard & Poor’s (“S&P”) or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) (or if unrated, determined by the Adviser to be of comparable quality), certificates of deposit (“CDs”) and bankers’ acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates. Rated short-term securities include securities given a rating conditionally by Moody’s or provisionally by S&P. If the rating of a security held by the Fund is withdrawn or reduced, the Fund is not required to sell the security, but the Adviser will consider such fact in determining whether the Fund should continue to hold the security.

INVESTMENT LIMITATIONS

The Funds operate under the following fundamental investment restrictions. Each Fund may:

•

issue senior securities or borrow money, directly or indirectly, to the extent permitted by the Investment Company Act of 1940 (“1940 Act);

•

purchase and sell futures contracts and related options;

•

underwrite securities issued by others only when engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933;

•

make loans through lending of securities1, through the purchase of debt instruments or similar evidence of indebtedness typically sold to financial institutions and through repurchase agreements;

•

not purchase or sell real estate.  A Fund may only own real estate acquired as a result of owning securities;

•

not concentrate more than 25% of its total assets in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities; and provided further that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of consumer finance and credit. For purposes of this restriction, the term “issuer” includes the Borrower (as defined under “Prospectus Summary” in the Prospectus); and not purchase or sell commodities or commodities contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.

1 The 1940 Act limits the lending of portfolio securities to 33⅓% of the value of a fund’s total assets (taken at market value at the time of such loans).

The above restrictions are fundamental policies and may not be changed without the approval of a “majority of the outstanding voting securities” of the Fund, as defined under “Investment Policies and Strategies” above. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

REPURCHASE OFFER POLICY

The Board has adopted a resolution setting forth the Funds’ policy that they will conduct quarterly Repurchase Offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each Repurchase Offer at one quarter and provides that the Fund shall conduct a Repurchase Offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Request Deadline will be established by the Fund and will be based on factors such as market conditions, liquidity of a Fund’s assets and shareholder servicing conditions. The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

MANAGEMENT

     The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the officers of the Funds. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members).  As of December 31, 2007, the Trust comprised three portfolios.  Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Trust and serves for an indefinite term.  The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o ________.

			Number of Portfolios in the Trust Overseen by Trustee[1]	Other Directorships/ Trusteeships Held
Name and Age Position with Trust	Total Compensation from Trust

Term of Office
	and Length of	Principal Occupation(s)
	Time Served	During Past Five Years
INDEPENDENT TRUSTEES

INTERESTED TRUSTEES

OFFICERS
Name and Age Position with Trust	Term of
Office and
	Length of		Principal Occupation(s)
	Time Served		During Past Five Years

The officers of the Funds do not receive compensation from the Funds.

Role of the Board of Trustees

The Trustees of the Fund are responsible for the overall management and supervision of the Fund’s affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Board has four committees, the Executive Committee, the Audit Committee, and the Nominating Committee, each of which is composed of the Independent Trustees.

Executive Committee.  In between the meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.  The Executive Committee is composed of the following Independent Trustees:  ________.

Audit Committee. The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Funds, the Funds’ internal control over financial reporting, and the quality, integrity and independent audit of the Funds’ financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds’ independent registered public accountants, acts as a liaison between the independent registered public accountants and the Board and reviews the Funds’ internal audit function. The Audit Committee is composed of the following Independent Trustees:  ________.

Nominating Committee. The Nominating Committee, whose members consist of all independent Trustees, selects and nominates persons for election to the Funds’ Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Funds’ agents or service providers and counsel to the Funds. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Funds, at the Funds’ address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities. The Nominating Committee is composed of the following Independent Trustees:  ________.

Share Ownership of the Funds

The following table shows the dollar range of equity securities beneficially owned by the Funds’ Trustees.

Aggregate Dollar Range of Equity
Securities Owned in All Funds
Name of	Dollar Range of Equity Securities	Overseen by Trustees in the Trust
Trustee	Owned in a Fund

Code of Ethics

As required by SEC rules, the Funds, the Adviser, and Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Anti-Money Laundering Compliance

The Funds or their service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or their service providers may request additional information from you to verify your identity. If at any time a Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund or its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, it may not be permitted to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies

The Board has delegated voting of proxies in respect of the Fund’s portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. Under this policy, the Adviser will vote proxies related to Fund securities in the best interests of a Fund and its shareholders. The Adviser’s Proxy Voting Policy is attached as Appendix A to this SAI and may be changed from time to time by the Adviser with the approval of the Board.

A Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (877) ________ or (2) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available by the following August 31 on the SEC’s website under Form N-PX.

INVESTMENT ADVISORY SERVICES

_________, located at ________, serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Fund (“Advisory Agreement”). _______ is controlled by ________.

________ provides portfolio management services to the Funds for a monthly management fee, computed and accrued daily, which includes both advisory fees and certain administration fees charged to the Funds.

Under the Advisory Agreement, ________, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; (iii) provides for certain facilities and administrative services; (iv) arranges for the provision and maintenance of an insurance bond against larceny and embezzlement by officers and employees of the Fund; and (v) generally manages, supervises and conducts the affairs and business of the Fund.

________ carries out its duties under the Advisory Agreement at its own expense. The Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, management fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Board and extraordinary expenses.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of ________, ________ shall not be subject to liability to a Fund or to any shareholder of a Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates.

________ and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion. See “Information Regarding Portfolio Managers—Conflicts of Interest.”

INFORMATION REGARDING PORTFOLIO MANAGERS

The Fund’s portfolio managers are _____________________. The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as the Funds’ fiscal year end.

Conflicts of Interests
The Adviser’s conflicts of interest insert here.

Compensation

[INSERT STRUCTURE AS TO HOW THE PORTFOLIO MANAGERS ARE COMPENSATED]

PORTFOLIO HOLDINGS INFORMATION

Information concerning each Fund’s portfolio holdings is available on the Funds’ website at Pertuitydirect.com. A complete listing of each Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include recent purchase and sale transactions and percentage breakdowns of the portfolio by sector and credit quality.

ADMINISTRATOR

________ (the “Administrator”) , provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. The Administrator provides these at the following annual rates, based on the average aggregate daily net assets of each Fund:

FUND ACCOUNTING SERVICES

________ provides accounting services to the Funds pursuant to an accounting services agreement. ________ receives a monthly accounting services fee from each Fund, computed and accrued daily and based upon a percentage of the Fund’s average daily net assets.

Distribution and Service Fees

Shares of the Funds are authorized under a distribution plan (the “Plan”) to use the assets attributable to such class to finance certain activities relating to the distribution of shares to investors. The Plan requires the payment of a monthly service fee to the Distributor at an annual rate not to exceed _____% of the average daily net assets attributable to Shares of each Fund.

TRANSFER AGENT

__________ provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, PFPC maintains records pertaining to the sale, repurchase, and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders.

CUSTODIAN

______________________ is the custodian for the Funds U.S. securities and cash, but it does not participate in the Funds` investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     _______________________ is the independent registered public accounting firm to the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Broker-Dealers; Order Placement

     Subject to the overall review of the Funds’ Board, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Funds, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in senior loans and Fund investments. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Commission Rates; Brokerage and Research Services

In placing orders for a Fund’s portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. Though the Adviser generally seeks reasonably competitive commissions or spreads, the Fund will not necessarily be paying the lowest commission or spread available. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms participating in a distribution of the Fund’s shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

     The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Fund. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of_________, 2008, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of each class of shares of the Fund.

     Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund’s outstanding voting securities.

ADDITIONAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s shares by U.S. persons. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussions set forth herein and in the Prospectus do not constitute tax advice, and potential investors are urged to consult their own tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

     Taxation of the Fund. The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i)

The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code).

(ii)

The Fund must diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of: (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of: (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

     The Code imposes a 4% nondeductible excise tax on a Fund to the extent that a Fund does not distribute by the end of any calendar year at least the sum of: (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of each Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of shareholders taxed as corporations. A Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to stockholders. Each Fund intends to monitor its transactions and may make certain tax elections, and may be required to borrow money or dispose of securities, to mitigate the effect of these provisions and prevent its disqualification as a regulated investment company.

     If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies (“PFICs”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income prior to the receipt of cash. Dividends paid by PFICs will not be qualified dividend income, as discussed below under “Taxation of Shareholders.”

     If the Fund invests in the shares of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent a Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

     Dividends, interest and other income received by the Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. Each Fund does not expect that it will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

     Taxation of Shareholders. The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom: (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

  Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

 Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

     The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

     If you tender all of your shares for repurchase pursuant to a Repurchase Offer (and you do not own any other shares pursuant to attribution rules contained in the Code), you will realize a taxable gain or loss depending upon your basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term instead of short-term capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Different tax consequences may apply to shareholders whose shares are repurchased (other than shareholders who tender all of their shares for repurchase as described in the previous paragraph) and to shareholders who do not tender their shares for repurchase in connection with the Repurchase Offer. For example, if a shareholder tenders for repurchase fewer than all his or her shares, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares repurchased, the Fund’s earnings and profits, and the shareholder’s basis in the repurchased shares. You should consult your tax advisor prior to tendering your shares for repurchase.

     Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

     Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisors.

     The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Fund (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the IRS that such shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

INVESTMENT RATINGS

Corporate Bond Ratings

Moody’s

Long-term

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-term

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

B-1.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2.

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3.

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C.    OTHER INFORMATION.

Item 25.    Exhibits:

(a)  Declaration of Trust of the Registrant; +

(i)   Certificate of Trust of the Registrant; +

(b) Copy of By-Laws of the Registrant; +

(c)  Not applicable;

(d)  Not applicable;

(e)  Copy of Registrant's dividend reinvestment plan, if applicable (to be filed by amendment);

(f)  Not applicable;

(g)  Form of investment advisory contract (to be filed by amendment);

(h)  Copy of underwriting or distribution contract (to be filed by amendment);

(i)  Not applicable;

(j)  Form of custodian agreement (to be filed by amendment);

(k)  Copies of all other material contracts not made in the ordinary course of business (to be filed by amendment);

(l) Form of Opinion and Consent of Counsel as to legality of shares being registered (to be filed by amendment);

(m)  Not applicable;

(n)  Not applicable;

(o)  Not applicable;

(p)  Form of Initial Capital Understanding (to be filed by amendment);

(q)  Not applicable;

(r)  Code of Ethics (to be filed by amendment)

Item 26.    Marketing Arrangements

To be filed by amendment

Item 27.    Other Expenses of Issuance and Distribution

To be filed by amendment

Item 28.    Persons Controlled by or Under Common Control with the Fund:

To be filed by amendment

Item 29.    Number of Holders of Securities

Not applicable

Item 30.    Indemnification:

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article V of the Registrant's Declaration of Trust.  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 31. Business and Other Connections of Investment Adviser:

To be filed by Amendment

Item 32.  Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following location:

Pertuity, Inc.

2 Gateway Center
603 Stanwix Street; Suite 300
Pittsburgh PA 15222

Kim Muhota

(Notices should be sent to the agent for Service at above address)

("Transfer Agent and Dividend Disbursing Agent, Custodian")

_________________

_________________

_________________

("Administrator")

_________________

_________________

_________________

("Adviser")

_________________

_________________

_________________

Item 33.  Management Services:  Not applicable.

Item 34.  Undertakings:

The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

The Registrant undertakes that:

(a) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

 (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pertuity Funds, has duly caused this Initial Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 14th day of January 2008.

Pursuant to the requirements of the Securities Act of 1933, this Initial Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME

       TITLE

DATE

/s/ Kim Muhota

Sole Trustee

January 15, 2008

EXHIBIT INDEX

EXHIBIT	Exhibit No.
Declaration of Trust of the Registrant	99(a)
Certificate of Trust of the Registrant	99(a)(i)
Bylaws of the Registrant	99(b)